UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2012

Item 1. Reports to Stockholders

Annual report Delaware Dividend Income Fund November 30, 2012 Income and growth mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Dividend Income Fund at delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Dividend Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation
and top 10 equity holdings	10
Statement of net assets	13
Statement of operations	36
Statements of changes in net assets	38
Financial highlights	40
Notes to financial statements	50
Report of independent registered
public accounting firm	68
Other Fund information	69
Board of trustees/directors and
officers addendum	74
About the organization	82

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Dividend Income Fund	December 11, 2012

Performance preview (for the year ended November 30, 2012)
Delaware Dividend Income Fund (Class A shares)	1-year return	+14.25%
S&P 500® Index (benchmark)	1-year return	+16.13%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Dividend Income Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For its fiscal year ended Nov. 30, 2012, Delaware Dividend Income Fund (Class A shares) returned +14.25% at net asset value and +7.72% at maximum offer price (both figures reflect all distributions reinvested). In comparison, the Fund’s benchmark, the S&P 500 Index, returned +16.13% during the same period. Complete annualized performance for Delaware Dividend Income Fund is shown in the table on page 4.

Modest improvements in economic conditions

The U.S. economy continued its sluggish but steady growth during the 12 months ended Nov. 30, 2012. While U.S. gross domestic product (GDP) — a measure of the goods and services produced by the nation — expanded rapidly in late 2011, growth slowed significantly thereafter. High unemployment continued to be a major challenge, with the country’s jobless rate finishing the Fund’s fiscal year at 7.9%, still uncomfortably high but a notable improvement compared to the 9.0% level at the beginning of the Fund’s fiscal year. (Data: U.S. Commerce Department; U.S. Labor Department.)

Against this backdrop, the U.S. Federal Reserve continued its efforts to stimulate U.S. economic growth by keeping short-term interest rates at a historically low level and initiating a third round of so-called “quantitative easing” in the form of bond-buying programs. European officials, for instance, continued to deal with a lingering sovereign debt crisis, and many European countries were in recession when the Fund’s fiscal year drew to a close.

Financial markets responded positively

Encouraged by the aggressive actions of central banks around the world, financial markets delivered reasonably strong returns during the fiscal year, with riskier assets faring particularly well. U.S. equities, as measured by the S&P 500 Index, generated a gain of 16.13%, while high yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Constrained Index, rose 16.57%. Other income-generating asset classes that gained ground included real estate investment trusts (REITs), convertible securities, dividend-paying international equities, and investment grade bonds. (Performance data: Bloomberg.)

Fund performance benefited from large-cap equity, high yield

The Fund’s allocation to large-cap value equity investments provided a healthy contribution to overall return. The Fund maintained a dominant allocation to this asset class, amounting to approximately 50% of portfolio assets at the end of the fiscal year. Within this group of holdings, the consumer discretionary sector was particularly

Portfolio management review
Delaware Dividend Income Fund

strong. For instance, the Fund’s position in communications conglomerate Comcast was among the notable performers, as the company continued to benefit from its favorable financial position and recent acquisition of NBC Universal. Home-products superstore Lowe’s also performed well for the Fund, due in part to the company’s financial restructuring and a nascent recovery in housing construction. The Fund’s holdings in the financial sector were likewise beneficial, posting an advance of more than 30% for the fiscal year.

The gains noted above were offset by stocks of food retailer Safeway and grain processor Archer-Daniels-Midland. As a whole, food retailers came under pressure during the Fund’s fiscal year, and the pressure was exacerbated when a major competitor reduced its dividend payment and said it was exploring strategic options (including a possible sale of the company). Meanwhile, at large-scale food processors such as Archer-Daniels-Midland, operating results were negatively affected by factors that included (1) a drought that has gripped much of the United States, (2) a drop in grain exports, and (3) high corn prices that have led to negative margins in corn processing units.

Brief notes on the Fund’s allocations within other asset classes:

  The Fund’s high yield investments achieved solid results compared to those of the high yield market, representing outperformance in what was already a strong market segment. Bond income was certainly a component of total return, but price appreciation played an important role as well.

  Investments in REITs had a positive effect on the Fund’s performance (in absolute terms as well as versus the benchmark index), and we continued to favor real estate companies with strong fundamentals and relatively easy access to credit.

  The Fund’s allocation to convertible securities was the primary source of underperformance when compared to the index. In a market environment in which equities turned in robust results, convertibles did not generate comparable gains. In addition, the Fund’s focus on convertibles that exhibited defensive characteristics further muted the Fund’s performance in this asset class.

With monetary policy in the U.S. driving rates lower, our preferred approach has been twofold:

  Invest in hard assets to help shield the Fund’s portfolio from the potential inflationary results of Fed policies — as represented by our investments in REITs.

  Invest in financial assets to help provide what the Fed’s policies are taking away — that is, yield — which we attempt to achieve by investing in high yield bonds, dividend-paying equities, and convertibles.

A consistent management strategy

Our basic strategy remained the same during the Fund’s fiscal year, just as it does across all performance periods: We continued assembling a diversified collection of income-generating securities that provides competitive yield, while aiming to achieve greater upside potential than bonds and better downside protection than equities. Diversification, it should be noted, does not protect against losses.

As always, we emphasized reasonably priced securities when making new additions to the Fund’s portfolio. At the same time, we liquidated holdings that we believed had become expensive relative to their return prospects.

During its fiscal year, the Fund’s asset mix remained largely consistent. We continued maintaining a meaningful concentration in large-cap value stocks, while keeping a comparatively small stake in REITs. Among the Fund’s REIT investments, we introduced a small position in several non-U.S. companies that we believed had become attractively valued, keeping in mind that prices for international REITs have generally trailed their U.S. counterparts in recent years.

As the fiscal year progressed, we reassessed the Fund’s exposure to high yield bonds, particularly as bond prices continued to reach what we viewed as excessively high levels. We concluded that the overall risk-reward balance had become less attractive, and that newer bonds were being issued with less-than-compelling terms. In our view, increased caution was warranted, prompting us to purchase credit default swaps as a measure of protection against potential declines in bond prices.

A more defensive posture going forward

As the fiscal year came to an end, the Fund had only modest exposure to non-U.S. investments, reflecting our continued belief that U.S. securities — especially large-cap value equities — had the potential to outperform non-U.S. securities. With European and Asian markets coming off long stretches of positive performance, we believed it was not the right time to take on more risk by investing significantly in these regions.

As the Fund’s fiscal year progressed, our overall sense of caution increased. After three years of strong market returns and proactive economic stimulus by the world’s central banks, we finished the fiscal year with a more defensive outlook, which translated to (1) seeking to avoid securities with an unfavorable risk-reward balance, (2) taking profits in higher-priced holdings, and (3) initiating steps to help hedge the portfolio’s risk. In the months ahead, we will be monitoring market conditions to see if an even more defensive stance may be warranted.

Performance summary
Delaware Dividend Income Fund	November 30, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through November 30, 2012
Lifetime
(if less than
	1 year	5 years	10 years	10 years)
Class A (Est. Dec. 2, 1996)
Excluding sales charge	+14.25%	+3.21%	+6.84%	n/a
Including sales charge	+7.72%	+2.01%	+6.21%	n/a
Class B (Est. Oct. 1, 2003)
Excluding sales charge	+13.39%	+2.43%	n/a	+5.03%
Including sales charge	+9.39%	+2.06%	n/a	+5.03%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	+13.50%	+2.45%	n/a	+4.94%
Including sales charge	+12.50%	+2.45%	n/a	+4.94%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	+13.97%	+2.95%	n/a	+5.44%
Including sales charge	+13.97%	+2.95%	n/a	+5.44%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	+14.66%	+3.47%	+7.09%	n/a
Including sales charge	+14.66%	+3.47%	+7.09%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 29, 2012 through March 29, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 29, 2012 through March 29, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Diversification may not protect against market risk.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.24%	1.94%	1.94%	1.54%	0.94%
(without fee waivers)
Net expenses	1.19%	1.94%	1.94%	1.44%	0.94%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	Contractual	n/a

Performance summary
Delaware Dividend Income Fund

Performance of a $10,000 investment1
Average annual total returns from Nov. 30, 2002, through Nov. 30, 2012

For period beginning Nov. 30, 2002, through Nov. 30, 2012	Starting value	Ending value
S&P 500 Index	$10,000	$18,520
Delaware Dividend Income Fund — Class A shares	$9,425	$18,263

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2002, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the S&P 500 Index as of Nov. 30, 2002. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The BofA Merrill Lynch U.S. High Yield Constrained Index (mentioned on page 1) tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Class A	DDIAX	24610B107
Class B	DDDBX	24610B206
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

Disclosure of Fund expenses
For the six-month period from June 1, 2012 to November 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2012 to November 30, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Dividend Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/12	11/30/12	Expense Ratio	6/1/12 to 11/30/12*
Actual Fund Return†
Class A	$1,000.00	$1,080.60	1.16%	$6.03
Class B	1,000.00	1,076.50	1.91%	9.92
Class C	1,000.00	1,076.40	1.91%	9.91
Class R	1,000.00	1,079.30	1.41%	7.33
Institutional Class	1,000.00	1,082.00	0.91%	4.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.16%	$5.86
Class B	1,000.00	1,015.45	1.91%	9.62
Class C	1,000.00	1,015.45	1.91%	9.62
Class R	1,000.00	1,017.95	1.41%	7.11
Institutional Class	1,000.00	1,020.45	0.91%	4.60

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type/sector allocation and
top 10 equity holdings
Delaware Dividend Income Fund	As of November 30, 2012

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Common Stock	56.39%
Consumer Discretionary	4.50%
Consumer Staples	6.15%
Diversified REITs	0.54%
Energy	7.29%
Financials	6.66%
Healthcare	8.78%
Healthcare REITs	0.38%
Hotel REITs	0.48%
Industrial REIT	0.15%
Industrials	4.66%
Information Technology	5.06%
Mall REITs	0.74%
Manufactured Housing REIT	0.12%
Materials	1.48%
Media	0.23%
Mixed REITs	0.44%
Multifamily REITs	0.75%
Office REITs	0.43%
Retail	0.15%
Self-Storage REIT	0.14%
Shopping Center REITs	0.90%
Single Tenant REIT	0.37%
Telecommunications	4.08%
Utilities	1.91%
Convertible Preferred Stock	2.76%
Commercial Mortgage-Backed Securities	0.64%

Security type/sector	Percentage of net assets
Convertible Bonds	11.54%
Basic Industry	0.16%
Capital Goods	1.51%
Communications	1.45%
Consumer Cyclical	1.14%
Consumer Non-Cyclical	1.98%
Energy	0.52%
Financials	1.21%
Industrials	0.30%
Services	1.00%
Technology	2.27%
Corporate Bonds	20.15%
Automotive	0.73%
Banking	0.43%
Basic Industry	2.88%
Capital Goods	0.83%
Communications	1.82%
Consumer Cyclical	1.54%
Consumer Non-Cyclical	0.64%
Energy	2.59%
Financials	0.57%
Healthcare	1.41%
Insurance	0.83%
Media	1.88%
Service	2.22%
Technology	1.39%
Utilities	0.39%

Security type/sector allocation and
top 10 equity holdings
Delaware Dividend Income Fund

Security type/sector	Percentage of net assets
Leveraged Non-Recourse Security	0.00%
Senior Secured Loans	1.01%
Exchange-Traded Funds	0.54%
Limited Partnerships	0.79%
Preferred Stock	0.68%
Short-Term Investments	5.34%
Securities Lending Collateral	0.17%
Total Value of Securities	100.01%
Option Written	(0.06%)
Obligation to Return Securities Lending Collateral	(0.34%)
Receivables and Other Assets Net of Other Liabilities	0.39%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Lowe’s	1.79%
Baxter International	1.62%
Travelers	1.57%
Bank of New York Mellon	1.57%
Pfizer	1.51%
Northrop Grumman	1.51%
Motorola Solutions	1.50%
Comcast Class A	1.50%
CVS Caremark	1.49%
Verizon Communications	1.49%

Statement of net assets
Delaware Dividend Income Fund	November 30, 2012

	Number of shares	Value
Common Stock – 56.39%
Consumer Discretionary – 4.50%
Bayerische Motoren Werke	1,970	$174,708
Coach	45,000	2,602,800
Comcast Class A	165,600	6,157,008
† DIRECTV Class A	6,350	315,595
Don Quijote	6,300	244,968
Hyundai Home Shopping Network	1,917	215,164
Lowe’s	203,500	7,344,316
Nitori Holdings	2,093	155,658
PPR	1,296	241,703
Publicis Groupe	2,358	133,386
Sumitomo Rubber Industries	9,255	109,140
Techtronic Industries	83,500	164,410
Toyota Motor	7,900	338,811
Yue Yuen Industrial Holdings	80,500	282,002
		18,479,669
Consumer Staples – 6.15%
Archer-Daniels-Midland	175,900	4,696,530
Aryzta	6,982	352,980
Carlsberg Class B	1,960	190,830
Coca-Cola Amatil	10,713	153,629
CVS Caremark	131,700	6,125,368
Greggs	29,746	229,130
Kimberly-Clark	3,200	274,304
† Kraft Foods Class A	109,100	4,933,502
Mondelez International Class A	143,700	3,720,393
* Safeway	255,800	4,376,738
TESCO	46,776	243,629
		25,297,033
Diversified REITs – 0.54%
CapLease	26,200	122,616
Kenedix Realty Investment	200	663,634
Lexington Realty Trust	149,200	1,430,828
		2,217,078
Energy – 7.29%
Chevron	50,300	5,316,207
CNOOC	101,000	216,069
ConocoPhillips	99,500	5,665,530
Halliburton	183,300	6,113,056

Statement of net assets
Delaware Dividend Income Fund

	Number of shares	Value
Common Stock (continued)
Energy (continued)
Marathon Oil	193,000	$5,954,050
Occidental Petroleum	70,800	5,324,868
* Phillips 66	12,150	636,296
Subsea 7	10,339	236,350
Total	5,930	296,729
Transocean	4,077	188,357
		29,947,512
Financials – 6.66%
Allstate	149,200	6,039,616
AXA	14,446	237,383
Bank of New York Mellon	269,100	6,442,254
Home Loan Servicing Solution	75,105	1,468,303
Marsh & McLennan	170,700	6,012,054
Mitsubishi UFJ Financial Group	59,400	271,687
Nordea Bank	27,802	254,491
Standard Chartered	8,689	202,545
Travelers	91,000	6,444,620
		27,372,953
Healthcare – 8.78%
† Alliance HealthCare Services	29,989	37,186
Baxter International	100,300	6,646,880
Cardinal Health	125,100	5,060,295
* Johnson & Johnson	82,100	5,724,833
Meda Class A	7,432	76,520
Merck	138,200	6,122,260
Novartis	4,537	280,778
Pfizer	247,538	6,193,401
Quest Diagnostics	90,500	5,229,090
Sanofi	3,497	312,267
Teva Pharmaceutical Industries ADR	9,813	395,955
		36,079,465
Healthcare REITs – 0.38%
HCP	11,915	536,771
Omega Healthcare Investors	11,800	270,456
Ventas	11,700	744,705
		1,551,932

	Number of shares	Value
Common Stock (continued)
Hotel REITs – 0.48%
Ashford Hospitality Trust	64,200	$581,010
Host Hotels & Resorts	33,500	492,115
Millennium & Copthorne Hotels	117,372	914,823
		1,987,948
Industrial REIT – 0.15%
EastGroup Properties	12,100	632,588
		632,588
Industrials – 4.66%
Alstom	4,397	160,033
Cie de Saint-Gobain	2,502	99,832
Copa Holdings Class A	2,074	196,698
† Delta Air Lines	123	1,230
Deutsche Post	9,992	207,402
East Japan Railway	3,746	245,870
† Flextronics International	19,100	110,589
ITOCHU	21,689	216,824
Koninklijke Philips Electronics	7,846	202,654
Northrop Grumman	92,800	6,189,760
Raytheon	98,700	5,638,731
Teleperformance	11,451	398,526
Waste Management	168,200	5,478,274
		19,146,423
Information Technology – 5.06%
† CGI Group Class A	15,347	352,254
Cisco Systems	289,500	5,474,445
Intel	217,000	4,246,690
Motorola Solutions	113,142	6,160,582
Xerox	672,500	4,579,725
		20,813,696
Mall REITs – 0.74%
CBL & Associates Properties	12,300	276,873
General Growth Properties	58,100	1,125,397
Simon Property Group	10,763	1,637,375
		3,039,645
Manufactured Housing REIT – 0.12%
Sun Communities	12,800	494,080
		494,080

Statement of net assets
Delaware Dividend Income Fund

	Number of shares	Value
Common Stock (continued)
Materials – 1.48%
† AuRico Gold	27,593	$218,055
duPont (E.I.) deNemours	113,500	4,896,390
Lafarge	2,121	123,221
Rexam	38,393	269,227
Rio Tinto	3,902	193,387
Yamana Gold	19,392	365,448
		6,065,728
Media – 0.23%
Cablevision Systems Class A	69,700	964,648
		964,648
Mixed REITs – 0.44%
Liberty Property Trust	39,400	1,372,302
PS Business Parks	6,500	419,185
		1,791,487
Multifamily REITs – 0.75%
Apartment Investment & Management	35,565	891,615
Camden Property Trust	7,000	459,900
Colonial Properties Trust	13,600	277,440
Education Realty Trust	95,200	981,512
Equity Residential	8,800	488,488
		3,098,955
Office REITs – 0.43%
Corporate Office Properties Trust	16,500	407,220
* Government Properties Income Trust	34,400	792,920
Parkway Properties	41,543	558,338
		1,758,478
Retail – 0.15%
Wal-Mart Stores	8,500	612,170
		612,170
Self-Storage REIT – 0.14%
Extra Space Storage	16,800	590,520
		590,520
Shopping Center REITs – 0.90%
* First Capital Realty	45,772	850,147
Kimco Realty	39,100	753,066
Lippo Malls Indonesia Retail Trust	1,404,700	540,889

	Number of shares	Value
Common Stock (continued)
Shopping Center REITs (continued)
Ramco-Gershenson Properties Trust	43,300	$579,354
Westfield Group	88,400	961,381
		3,684,837
Single Tenant REIT – 0.37%
National Retail Properties	50,000	1,536,000
		1,536,000
Telecommunications – 4.08%
AT&T	162,400	5,542,712
=† Century Communications	1,625,000	0
CenturyLink	65,200	2,532,368
† GeoEye	2,450	74,872
KDDI	2,000	148,013
Mobile TeleSystems ADR	8,138	141,845
Telstra	200,433	901,617
Verizon Communications	138,800	6,123,857
Vivendi	33,547	720,760
Vodafone Group	49,249	127,150
* Windstream	54,400	455,872
		16,769,066
Utilities – 1.91%
Duke Energy Corp	31,466	2,008,160
Edison International	124,000	5,639,520
† GenOn Energy	1,270	3,239
* National Grid	18,562	209,654
		7,860,573
Total Common Stock (cost $203,299,676)		231,792,484

Convertible Preferred Stock – 2.76%
Aspen Insurance Holdings 5.625%
exercise price $29.28, expiration date 12/31/49	22,227	1,316,256
# Chesapeake Energy 144A 5.75%
exercise price $27.90, expiration date 12/31/49	473	420,970
El Paso Energy Capital Trust I 4.75%
exercise price $34.49, expiration date 3/31/28	39,900	2,184,923
HealthSouth 6.50% exercise price $30.50,
expiration date 12/31/49	1,753	1,834,515

Statement of net assets
Delaware Dividend Income Fund

	Number of shares	Value
Convertible Preferred Stock (continued)
Huntington Bancshares 8.50%
exercise price $11.95, expiration date 12/31/49	625	$774,938
MetLife 5.00% exercise price $44.28,
expiration date 9/4/13	25,620	1,142,396
PPL 9.50% exercise price $28.80,
expiration date 7/1/13	27,300	1,484,847
SandRidge Energy 8.50% exercise price $8.01,
expiration date 12/31/49	4,290	431,960
Wells Fargo 7.50% exercise price $156.71,
expiration date 12/31/49	1,411	1,743,996
Total Convertible Preferred Stock (cost $10,665,937)		11,334,801

	Principal amount
Commercial Mortgage-Backed Securities – 0.64%
Bank of America Commercial Mortgage Trust
Series 2006-4 A4 5.634% 7/10/46	$1,000,000	1,148,975
•# DBUBS Mortgage Trust Series 2011-LC1A C 144A
5.728% 11/10/46	250,000	289,967
• Morgan Stanley Capital I Series 2007-T27 A4
5.82% 6/11/42	1,000,000	1,190,268
Total Commercial Mortgage-Backed Securities
(cost $2,255,156)		2,629,210

Convertible Bonds – 11.54%
Basic Industry – 0.16%
Steel Dynamics 5.125% exercise price $17.32,
expiration date 6/15/14	629,000	671,851
		671,851
Capital Goods – 1.51%
AAR
1.75% exercise price $28.62,
expiration date 1/1/26	926,000	930,630
#144A 1.75% exercise price $28.62,
expiration date 1/1/26	1,150,000	1,155,750
L-3 Communications Holdings 3.00%
exercise price $91.21, expiration date 8/1/35	1,570,000	1,585,700
#Owens-Brockway Glass Container 144A 3.00%
exercise price $47.47, expiration date 5/28/15	2,554,000	2,534,845
		6,206,925

		Principal amount	Value
Convertible Bonds (continued)
Communications – 1.45%
#	Alaska Communications Systems Group
	144A 6.25% exercise price $10.28,
	expiration date 4/27/18	$2,400,000	$1,626,000
#	Clearwire Communications 144A 8.25%
	exercise price $7.08, expiration date 11/30/40	754,000	727,610
	Leap Wireless International 4.50%
	exercise price $93.21, expiration date 7/15/14	1,709,000	1,628,890
	Rovi 2.625% exercise price $47.36,
	expiration date 2/10/40	714,000	712,215
	SBA Communications 4.00% exercise price $30.38,
	expiration date 7/22/14	546,000	1,260,919
			5,955,634
Consumer Cyclical – 1.14%
	ArvinMeritor 4.00% exercise price $26.73,
	expiration date 2/15/27	2,433,000	1,806,502
#	Iconix Brand Group 144A 2.50%
	exercise price $30.75, expiration date 5/31/16	1,245,000	1,261,340
	International Game Technology 3.25%
	exercise price $19.97, expiration date 5/1/14	996,000	1,037,708
#	Titan Machinery 144A 3.75%
	exercise price $43.17, expiration date 4/30/19	613,000	559,746
			4,665,296
Consumer Non-Cyclical – 1.98%
*	Alere 3.00% exercise price $43.98,
	expiration date 5/15/16	1,153,000	1,086,703
	Dendreon 2.875% exercise price $51.24,
	expiration date 1/13/16	875,000	591,172
#	Illumina 144A 0.25% exercise price $83.55,
	expiration date 3/11/16	1,030,000	989,444
	LifePoint Hospitals 3.50% exercise price $51.79,
	expiration date 5/14/14	1,000,000	1,028,750
	Mylan 3.75% exercise price $13.32,
	expiration date 9/10/15	1,012,000	2,135,952
	NuVasive
	2.25% exercise price $44.74,
	expiration date 3/15/13	55,000	55,069
	2.75% exercise price $42.13,
	expiration date 6/30/17	1,752,000	1,503,434

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
	Convertible Bonds (continued)
	Consumer Non-Cyclical (continued)
#	WellPoint 144A 2.75% exercise price $75.57,
	expiration date 10/15/42	$736,000	$766,820
			8,157,344
	Energy – 0.52%
*	Chesapeake Energy 2.50% exercise price $51.14,
	expiration date 5/15/37	683,000	612,993
	Helix Energy Solutions Group 3.25%
	exercise price $25.02, expiration date 3/12/32	1,387,000	1,543,037
			2,156,030
	Financials – 1.21%
	Ares Capital 5.75% exercise price $19.13,
	expiration date 2/1/16	1,558,000	1,681,666
	BGC Partners 4.50% exercise price $9.84,
	expiration date 7/13/16	1,378,000	1,255,703
	PHH 4.00% exercise price $25.80,
	expiration date 9/1/14	1,814,000	2,023,744
			4,961,113
	Industrials – 0.30%
Φ	General Cable 4.50% exercise price $36.75,
	expiration date 11/15/29	1,184,000	1,249,120
			1,249,120
	Services – 1.00%
	Live Nation Entertainment 2.875%
	exercise price $27.14, expiration date 7/14/27	2,548,000	2,551,185
	MGM Resorts International 4.25%
	exercise price $18.58, expiration date 4/10/15	1,507,000	1,538,082
			4,089,267
	Technology – 2.27%
	Advanced Micro Devices
	6.00% exercise price $28.08,
	expiration date 4/30/15	962,000	892,255
	#144A 6.00% exercise price $28.08,
	expiration date 4/30/15	660,000	612,150
	Alcatel-Lucent USA 2.875% exercise price $15.35,
	expiration date 6/15/25	1,486,000	1,472,998
#	Ciena 144A 3.75% exercise price $20.17,
	expiration date 10/15/18	1,141,000	1,262,944

		Principal amount	Value
Convertible Bonds (continued)
Technology (continued)
Φ	Hologic 2.00% exercise price $31.17,
	expiration date 2/27/42	$1,168,000	$1,132,230
	Linear Technology 3.00% exercise price $42.07
	expiration date 5/1/27	1,912,000	1,988,479
*	SanDisk 1.50% exercise price $52.37
	expiration date 8/11/17	871,000	973,343
	VeriSign 3.25% exercise price $34.37,
	expiration date 8/15/37	856,000	997,775
			9,332,174
Total Convertible Bonds (cost $47,197,208)			47,444,754

Corporate Bonds – 20.15%
Automotive – 0.73%
	American Axle & Manufacturing
	7.75% 11/15/19	300,000	331,500
	7.875% 3/1/17	97,000	100,638
*	ArvinMeritor 8.125% 9/15/15	420,000	447,300
	Chrysler Group 8.25% 6/15/21	885,000	979,031
	Ford Motor Credit 12.00% 5/15/15	170,000	209,950
#	International Automotive Components Group 144A
	9.125% 6/1/18	407,000	380,545
#	Jaguar Land Rover 144A 8.125% 5/15/21	490,000	539,000
			2,987,964
Banking – 0.43%
•#	HBOS Capital Funding 144A 6.071% 6/29/49	982,000	810,150
•	Regions Financial Trust II 6.625% 5/15/47	942,000	947,715
			1,757,865
Basic Industry – 2.88%
*	AK Steel 7.625% 5/15/20	248,000	207,700
#	APERAM 144A 7.75% 4/1/18	275,000	236,500
*	ArcelorMittal 6.125% 6/1/18	411,000	410,750
#	Cemex Espana Luxembourg 144A 9.25% 5/12/20	485,000	520,163
#	Essar Steel Algoma 144A 9.375% 3/15/15	232,000	213,440
#	FMG Resources August 2006 144A
	6.875% 2/1/18	252,000	249,165
	*6.875% 4/1/22	213,000	208,474
#	HD Supply 144A 11.00% 4/15/20	402,000	466,320
	Headwaters 7.625% 4/1/19	447,000	472,703

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Basic Industry (continued)
	Immucor 11.125% 8/15/19	$392,000	$441,980
#	Ineos Group Holdings 144A 8.50% 2/15/16	935,000	920,974
#	Inmet Mining 144A 8.75% 6/1/20	431,000	467,635
#	JMC Steel Group 144A 8.25% 3/15/18	474,000	490,590
#	Kinove German Bondco 144A 9.625% 6/15/18	310,000	337,125
#	Longview Fibre Paper & Packaging 144A
	8.00% 6/1/16	474,000	498,885
	LyondellBasell Industries 6.00% 11/15/21	240,000	287,700
#	MacDermid 144A 9.50% 4/15/17	547,000	571,614
#	Masonite International 144A 8.25% 4/15/21	523,000	562,225
	Millar Western Forest Products 8.50% 4/1/21	329,000	289,520
#	Murray Energy 144A 10.25% 10/15/15	349,000	333,295
#	New Gold 144A 6.25% 11/15/22	436,000	447,445
	Norcraft 10.50% 12/15/15	265,000	266,325
	Nortek 8.50% 4/15/21	494,000	539,695
#	Perstorp Holding 144A 8.75% 5/15/17	435,000	439,350
#	Ply Gem Industries 144A 9.375% 4/15/17	208,000	219,960
	Rockwood Specialties Group 4.625% 10/15/20	411,000	421,789
#	Ryerson 144A
	9.00% 10/15/17	281,000	279,244
	11.25% 10/15/18	116,000	110,635
#	Sappi Papier Holding 144A 8.375% 6/15/19	455,000	484,006
#	Taminco Global Chemical 144A 9.75% 3/31/20	397,000	430,745
			11,825,952
Capital Goods – 0.83%
	Berry Plastics
	9.75% 1/15/21	244,000	278,770
	10.25% 3/1/16	305,000	316,819
#	Consolidated Container 144A 10.125% 7/15/20	431,000	461,170
	Kratos Defense & Security Solutions 10.00% 6/1/17	411,000	450,045
	Mueller Water Products 7.375% 6/1/17	232,000	240,700
	Reynolds Group Issuer
	8.25% 2/15/21	100,000	99,750
	9.875% 8/15/19	665,000	708,225
#	Sealed Air 144A
	8.125% 9/15/19	102,000	113,730
	8.375% 9/15/21	286,000	323,180

		Principal amount	Value
Corporate Bonds (continued)
Capital Goods (continued)
#	Spectrum Brands Escrow 144A
	6.375% 11/15/20	$87,000	$90,480
	6.625% 11/15/22	319,000	334,950
			3,417,819
Communications – 1.82%
#	Clearwire Communications 144A 14.75% 12/1/16	208,000	260,000
#	Columbus International 144A 11.50% 11/20/14	570,000	638,399
	Cricket Communications 7.75% 10/15/20	233,000	241,738
#	Digicel Group 144A
	8.25% 9/30/20	200,000	213,500
	10.50% 4/15/18	430,000	477,300
	Hughes Satellite Systems 7.625% 6/15/21	407,000	455,840
	Intelsat Bermuda
	11.25% 2/4/17	644,000	685,054
	PIK 11.50% 2/4/17	436,469	464,839
	Intelsat Jackson Holdings
	7.25% 10/15/20	12,000	12,855
	#144A 7.25% 10/15/20	315,000	337,050
	Level 3 Communications
	#144A 8.875% 6/1/19	174,000	183,353
	11.875% 2/1/19	426,000	487,770
#	Level 3 Financing 144A 7.00% 6/1/20	223,000	227,739
	Satmex Escrow 9.50% 5/15/17	252,000	269,010
	Sprint Capital 8.75% 3/15/32	251,000	299,318
	Sprint Nextel
	8.375% 8/15/17	378,000	440,370
	9.125% 3/1/17	465,000	548,700
#	UPCB Finance VI 144A 6.875% 1/15/22	150,000	162,750
#	Wind Acquisition Finance 144A
	7.25% 2/15/18	200,000	199,000
	11.75% 7/15/17	225,000	231,188
	Windstream 7.50% 6/1/22	242,000	252,285
	Zayo Group 10.125% 7/1/20	363,000	408,375
			7,496,433
Consumer Cyclical – 1.54%
	Burlington Coat Factory Warehouse 10.00% 2/15/19	469,000	515,900
#	CDR DB Sub 144A 7.75% 10/15/20	513,000	507,870
	CKE Restaurants 11.375% 7/15/18	136,000	157,930

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Dave & Buster’s 11.00% 6/1/18	$365,000	$409,713
#^	Dave & Buster’s Entertainment 144A 10.004% 2/15/16	571,000	428,964
	DineEquity 9.50% 10/30/18	605,000	687,430
#	Landry’s 144A 9.375% 5/1/20	450,000	479,250
	Michaels Stores 11.375% 11/1/16	140,000	146,825
#	Pantry 144A 8.375% 8/1/20	450,000	466,875
#	Party City Holdings 144A 8.875% 8/1/20	489,000	520,785
	Quiksilver 6.875% 4/15/15	458,000	451,703
	Rite Aid 9.25% 3/15/20	436,000	446,900
	Sealy Mattress 8.25% 6/15/14	445,000	447,229
	Tops Holdings 10.125% 10/15/15	404,000	426,978
#	Wok Acquisition 144A 10.25% 6/30/20	218,000	230,535
			6,324,887
Consumer Non-Cyclical – 0.64%
#	Alphabet Holding 144A PIK 7.75% 11/1/17	165,000	168,713
	Constellation Brands 4.625% 3/1/23	218,000	225,630
	Dean Foods 7.00% 6/1/16	233,000	251,058
	Del Monte 7.625% 2/15/19	447,000	461,527
#	JBS USA 144A 8.25% 2/1/20	407,000	424,298
	NBTY 9.00% 10/1/18	570,000	644,099
	Smithfield Foods 6.625% 8/15/22	208,000	221,000
	Visant 10.00% 10/1/17	258,000	225,750
			2,622,075
Energy – 2.59%
	American Petroleum Tankers Parent 10.25% 5/1/15	294,000	309,803
	Antero Resources Finance 9.375% 12/1/17	407,000	449,735
	Calumet Specialty Products Partners 9.375% 5/1/19	653,000	706,872
	Chaparral Energy
	#144A 7.625% 11/15/22	203,000	207,568
	8.25% 9/1/21	484,000	522,719
	Chesapeake Energy
	6.125% 2/15/21	82,000	83,435
	6.625% 8/15/20	358,000	376,795
	Comstock Resources 7.75% 4/1/19	240,000	243,000
	Copano Energy
	7.125% 4/1/21	160,000	169,400
	7.75% 6/1/18	213,000	224,981

		Principal amount	Value
Corporate Bonds (continued)
Energy (continued)
	Crosstex Energy
	#144A 7.125% 6/1/22	$189,000	$193,725
	8.875% 2/15/18	311,000	338,990
#	Drill Rigs Holdings 144A 6.50% 10/1/17	450,000	448,875
#	Halcon Resources 144A 8.875% 5/15/21	286,000	296,725
#	Hercules Offshore 144A 10.50% 10/15/17	631,000	673,592
#	Hilcorp Energy I 144A 8.00% 2/15/20	373,000	410,300
	Holly 9.875% 6/15/17	228,000	249,945
#	Holly Energy Partners 144A 6.50% 3/1/20	121,000	127,655
	Kodiak Oil & Gas 8.125% 12/1/19	416,000	455,520
	Laredo Petroleum
	7.375% 5/1/22	111,000	120,713
	9.50% 2/15/19	494,000	555,749
	Linn Energy
	6.50% 5/15/19	213,000	217,260
	8.625% 4/15/20	267,000	293,033
	Oasis Petroleum 7.25% 2/1/19	368,000	393,760
	Offshore Group Investments 11.50% 8/1/15	184,000	202,860
#	PDC Energy 144A 7.75% 10/15/22	208,000	211,120
	Pioneer Drilling 9.875% 3/15/18	525,000	570,937
	Quicksilver Resources 9.125% 8/15/19	242,000	221,430
	Range Resources 5.00% 8/15/22	421,000	440,998
#	Samson Investment 144A 9.75% 2/15/20	407,000	432,438
	SandRidge Energy 8.125% 10/15/22	470,000	505,250
			10,655,183
Financials – 0.57%
	ETrade Financial 6.375% 11/15/19	445,000	451,119
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65	593,000	483,295
	International Lease Finance 5.875% 4/1/19	475,000	491,933
#	Mattamy Group 144A 6.50% 11/15/20	445,000	447,225
#	Nuveen Investments 144A 9.50% 10/15/20	450,000	456,750
			2,330,322
Healthcare – 1.41%
	Air Medical Group Holdings 9.25% 11/1/18	445,000	482,825
	Alere
	#144A 7.25% 7/1/18	230,000	231,150
	9.00% 5/15/16	363,000	382,965
#	Biomet 144A 6.50% 10/1/20	445,000	442,775

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Healthcare (continued)
#	CDRT Holding 144A PIK 9.25% 10/1/17	$218,000	$219,090
	Community Health Systems
	7.125% 7/15/20	247,000	261,511
	8.00% 11/15/19	378,000	413,438
	HealthSouth 7.75% 9/15/22	84,000	92,505
#	Hologic 144A 6.25% 8/1/20	440,000	469,700
#	Kinetic Concepts 144A
	10.50% 11/1/18	368,000	384,560
	12.50% 11/1/19	300,000	285,000
#	Multiplan 144A 9.875% 9/1/18	393,000	437,213
	Radnet Management 10.375% 4/1/18	297,000	302,198
#	Sky Growth Acquisition 144A 7.375% 10/15/20	673,000	667,110
#	STHI Holding 144A 8.00% 3/15/18	421,000	459,943
#	VPI Escrow 144A 6.375% 10/15/20	258,000	275,415
			5,807,398
Insurance – 0.83%
•	American International Group 8.175% 5/15/58	630,000	790,650
#	Hub International 144A 8.125% 10/15/18	513,000	534,803
•	ING Groep 5.775% 12/29/49	1,031,000	970,428
•#	Liberty Mutual Group 144A 7.00% 3/15/37	443,000	440,785
•	XL Group 6.50% 12/29/49	758,000	690,538
			3,427,204
Media – 1.88%
	AMC Networks 7.75% 7/15/21	237,000	270,180
	Cablevision Systems 8.00% 4/15/20	379,000	420,690
	CCO Holdings
	5.25% 9/30/22	445,000	450,563
	7.00% 1/15/19	44,000	47,850
	Clear Channel Communications 9.00% 3/1/21	922,000	818,274
	Clear Channel Worldwide Holdings
	7.625% 3/15/20	446,000	438,650
	DISH DBS 7.875% 9/1/19	281,000	333,688
	Entravision Communications 8.75% 8/1/17	253,000	275,138
#	Griffey Intermediate 144A 7.00% 10/15/20	378,000	385,560
	MDC Partners 11.00% 11/1/16	604,000	665,910
#	Nara Cable Funding 144A 8.875% 12/1/18	400,000	381,000
#	Nexstar Broadcasting 144A 6.875% 11/15/20	329,000	332,290
#	Nielsen Finance 144A 4.50% 10/1/20	208,000	208,520

		Principal amount	Value
Corporate Bonds (continued)
Media (continued)
#	ONO Finance II 144A 10.875% 7/15/19	$560,000	$495,600
#	Sinclair Television Group 144A 6.125% 10/1/22	440,000	460,900
#	Truven Health Analytics 144A 10.625% 6/1/20	179,000	192,425
#	Unitymedia Hessen 144A 5.50% 1/15/23	200,000	200,000
#	Univision Communications 144A 8.50% 5/15/21	755,000	781,424
#	UPC Holding 144A 9.875% 4/15/18	293,000	329,259
	Virgin Media Finance 4.875% 2/15/22	220,000	227,150
			7,715,071
Service – 2.22%
*#	Algeco Scotsman Global Finance 144A
	8.50% 10/15/18	885,000	918,187
#	Caesars Entertainment Operating 144A
	8.50% 2/15/20	431,000	423,458
	Cardtronics 8.25% 9/1/18	106,000	118,720
#	Carlson Wagonlit 144A 6.875% 6/15/19	425,000	446,250
#	CEVA Group 144A 8.375% 12/1/17	520,000	509,600
	CityCenter Holdings PIK 10.75% 1/15/17	227,000	245,728
#	H&E Equipment Services 144A 7.00% 9/1/22	387,000	410,220
	Kansas City Southern de Mexico
	6.125% 6/15/21	223,000	251,990
	8.00% 2/1/18	235,000	260,850
	M/I Homes 8.625% 11/15/18	688,000	748,199
	Meritage Homes 7.00% 4/1/22	87,000	94,830
	MGM Resorts International 7.75% 3/15/22	213,000	225,248
	Monitronics International 9.125% 4/1/20	198,000	203,940
	NCL 9.50% 11/15/18	77,000	85,374
	PHH
	7.375% 9/1/19	237,000	258,330
	9.25% 3/1/16	223,000	260,631
	Pinnacle Entertainment
	7.75% 4/1/22	174,000	187,050
	8.75% 5/15/20	28,000	30,660
	RSC Equipment Rental 8.25% 2/1/21	392,000	441,000
	Seven Seas Cruises 9.125% 5/15/19	431,000	450,395
	Standard Pacific 10.75% 9/15/16	214,000	263,220
	Swift Services Holdings 10.00% 11/15/18	421,000	465,205
#	Taylor Morrison Communities 144A 7.75% 4/15/20	446,000	470,530
#	United Air Lines 144A 12.00% 11/1/13	535,000	543,693

Statement of net assets
Delaware Dividend Income Fund

	Principal amount	Value
Corporate Bonds (continued)
Service (continued)
UR Merger Sub
#144A 5.75% 7/15/18	$82,000	$88,663
6.125% 6/15/23	82,000	84,460
#144A 7.625% 4/15/22	116,000	128,905
10.25% 11/15/19	20,000	23,300
West 7.875% 1/15/19	465,000	473,138
		9,111,774
Technology – 1.39%
Aspect Software 10.625% 5/15/17	147,000	135,240
Avaya
9.75% 11/1/15	77,000	61,408
10.125% 11/1/15	378,000	302,400
CDW
8.50% 4/1/19	261,000	282,533
12.535% 10/12/17	252,000	270,900
# Cequel Communications Escrow 1 144A
6.375% 9/15/20	194,000	200,305
First Data 11.25% 3/31/16	897,000	890,272
GXS Worldwide 9.75% 6/15/15	430,000	450,425
iGate 9.00% 5/1/16	450,000	491,625
Infor US 9.375% 4/1/19	639,000	715,680
j2 Global 8.00% 8/1/20	680,000	703,800
# Legend Acquisition Sub 144A 10.75% 8/15/20	358,000	341,890
MagnaChip Semiconductor 10.50% 4/15/18	390,000	439,725
# Viasystems 144A 7.875% 5/1/19	466,000	455,515
		5,741,718
Utilities – 0.39%
AES
7.375% 7/1/21	198,000	220,275
8.00% 6/1/20	51,000	59,160
Elwood Energy 8.159% 7/5/26	455,943	471,901
GenOn Energy 9.875% 10/15/20	445,000	506,188
• Puget Sound Energy 6.974% 6/1/67	313,000	332,134
		1,589,658
Total Corporate Bonds (cost $78,312,067)		82,811,323

		Principal amount	Value
Leveraged Non-Recourse Security – 0.00%
t@#	JPMorgan Fixed Income Pass Through Trust Series
	2007-B 144A 0.00% 1/15/87	$1,300,000	$0
Total Leveraged Non-Recourse Securities
(cost $1,105,000)			0

«Senior Secured Loans – 1.01%
	BJ’S Wholesale Club 9.75% 3/29/19	90,000	92,835
	Brock Holdings III 10.00% 2/15/18	160,000	161,600
	Dynegy Power Tranche 1st Lien 9.25% 8/5/16	163,986	171,612
	Equipower Resources Tranche 2nd Lien
	10.00% 5/23/19	180,000	184,350
§@	GenCorp 9.00% 7/22/13	490,000	490,000
§@	Silver II Acquisition 8.00% 9/25/20	745,000	745,000
	Smart & Final 10.50% 11/8/20	480,000	470,400
	Supervalu Tranche B 8.00% 8/1/18	209,475	211,773
§@	Tempur-Pedic International 4.75% 9/27/13	490,000	490,000
§@	TPC Group 8.25% 8/27/13	855,000	855,000
	WideOpenWest Finance Tranche 1st Lien
	6.25% 7/17/18	284,288	288,058
Total Senior Secured Loans (cost $4,116,588)			4,160,628

		Number of shares
Exchange-Traded Funds – 0.54%
†	iPATH S&P 500 VIX Short-Term Futures	18,500	547,970
†	SPDR Gold Trust	10,200	1,693,710
Total Exchange-Traded Funds (cost $2,372,934)			2,241,680

Limited Partnerships – 0.79%
	Brookfield Infrastructure Partners	25,000	849,250
	Enterprise Products Partners	29,200	1,513,436
†	Lehigh Gas Partners	45,800	886,230
Total Limited Partnerships (cost $3,041,218)			3,248,916

Preferred Stock – 0.68%
#	Ally Financial 144A 7.00%	800	778,950
t†@=#	Auction Pass Through Trust Series 2007-6
	144A 0.00%	100,000	0
†	Freddie Mac 6.02%	36,000	53,280

Statement of net assets
Delaware Dividend Income Fund

	Number of shares	Value
Preferred Stock (continued)
• GMAC Capital Trust I 8.125%	17,000	$442,850
Regions Financial 6.375%	17,000	421,090
SL Green Realty 7.625%	14,213	360,015
Vornado Realty 6.625%	28,800	729,792
Total Preferred Stock (cost $3,419,828)		2,785,977

	Principal amount
Short-Term Investments – 5.34%
≠Discount Notes – 1.08%
Federal Home Loan Bank
0.10% 1/18/13	$441,194	441,160
0.10% 1/23/13	2,580,656	2,580,436
0.13% 2/6/13	1,161,036	1,160,890
0.135% 2/15/13	255,428	255,391
		4,437,877
Repurchase Agreements – 4.26%
Bank of America 0.19%, dated 11/30/12, to be
repurchased on 12/3/12,
repurchase price $6,281,628 (collateralized
by U.S. government obligations 0.00%-0.25%
1/3/13-11/30/14; market value $6,407,159)	6,281,528	6,281,528
BNP Paribas 0.20%, dated 11/30/12, to be
repurchased on 12/3/12,
repurchase price $11,246,659 (collateralized
by U.S. government obligations 0.25%-2.50%
3/31/14-11/30/17; market value $11,479,944)	11,246,472	11,246,472
		17,528,000
Total Short-Term Investments (cost $21,965,521)		21,965,877

Total Value of Securities Before Securities
Lending Collateral – 99.84% (cost $377,751,133)		410,415,650

	Number of shares	Value
**Securities Lending Collateral – 0.17%
Investment Companies
Delaware Investments Collateral Fund No.1	697,228	$697,228
†@Mellon GSL Reinvestment Trust II	704,271	0
Total Securities Lending Collateral (cost $1,401,499)		697,228

Total Value of Securities – 100.01%
(cost $379,152,632)		411,112,878 ©

	Number of contracts
Option Written – (0.06%)
Call Option – (0.06%)
Coach, strike price $52.50, expires 12/22/12 (MSC)	(450)	(252,000)
Total Option Written (premium received ($146,999))		(252,000)

**Obligation to Return Securities
Lending Collateral – (0.34%)		(1,401,499)
«Receivables and Other Assets
Net of Other Liabilities – 0.39%		1,591,261
Net Assets Applicable to 37,542,074
Shares Outstanding – 100.00%		$411,050,640

Net Asset Value – Delaware Dividend Income Fund
Class A ($203,818,712 / 18,624,842 Shares)		$10.94
Net Asset Value – Delaware Dividend Income Fund
Class B ($16,874,231 / 1,540,535 Shares)		$10.95
Net Asset Value – Delaware Dividend Income Fund
Class C ($156,757,987 / 14,306,297 Shares)		$10.96
Net Asset Value – Delaware Dividend Income Fund
Class R ($3,151,025 / 287,957 Shares)		$10.94
Net Asset Value – Delaware Dividend Income Fund
Institutional Class ($30,448,685 / 2,782,443 Shares)		$10.94

Statement of net assets
Delaware Dividend Income Fund

Components of Net Assets at November 30, 2012:
Shares of beneficial interest (unlimited authorization – no par)	$535,723,854
Distributions in excess of net investment income	(138,633)
Accumulated net realized loss on investments	(156,103,287)
Net unrealized appreciation of investments and derivatives	31,568,706
Total net assets	$411,050,640

*	Fully or partially on loan.
†	Non income producing security.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2012, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of November 30, 2012. Interest rates reset periodically.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2012, the aggregate value of Rule 144A securities was $48,626,106, which represented 11.83% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2012.
@	Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $2,580,000 which represented 0.63% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2012.

≠	The rate shown is the effective yield at the time of purchase.
§	All or a portion of this holding is subject to unfunded loan commitments. See Note 7 in “Notes to financial statements.”

**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $1,365,901 of securities loaned.
«	Includes foreign currency valued at $54,342 with a cost of $56,080 and $277,000 pledged as collateral for futures contracts.

Net Asset Value and Offering Price per Share –
Delaware Dividend Income Fund
Net asset value Class A (A)	$10.94
Sales charge (5.75% of offering price) (B)	0.67
Offering price	$11.61

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts, futures contract and swap contracts were outstanding at November 30, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
MNB	EUR	504,255	USD	(655,956)	12/4/12	$(118)
MNB	EUR	99,864	USD	(130,063)	12/5/12	(177)
MNB	GBP	65,040	USD	(104,161)	12/3/12	39
MNB	GBP	42,511	USD	(68,196)	12/4/12	(90)
MNB	GBP	(19,658)	USD	31,441	12/5/12	(53)
MNB	SGD	(163,213)	USD	133,355	12/3/12	(361)
MNB	SGD	(109,422)	USD	89,580	12/4/12	(66)
						$(826)

Futures Contract

				Unrealized
				Appreciation
Contract to Buy	Notional Cost	Notional Value	Expiration Date	(Depreciation)
79 S&P 500 EMINI	$5,535,986	$5,586,880	12/22/12	$50,894

Statement of net assets
Delaware Dividend Income Fund

Swap Contracts CDS Contracts

			Annual		Unrealized
			Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value	Payments	Date	(Depreciation)
	Protection Purchased:
BCLY	CDX.NA.HY.19	$2,000,000	5.00%	12/20/17	$380
GSC	CDX.NA.HY.19	5,500,000	5.00%	12/20/17	7,710
JPMC	CDX.NA.HY.19	9,000,000	5.00%	12/20/17	(199,305)
MSC	CDX.NA.HY.19	6,000,000	5.00%	12/20/17	4,775
	Total				$(186,440)

The use of foreign currency exchange contracts, futures contract, written options and swaps contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:
ADR — American Depositary Receipts
BCLY — Barclays Bank
CDS — Credit Default Swap
EUR — European Monetary Unit
GBP — British Pound Sterling
GSC — Goldman Sachs Capital
JPMC — JPMorgan Chase Bank
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
SGD — Singapore Dollar
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Dividend Income Fund	Year Ended November 30, 2012

Investment Income:
Interest	$9,699,822
Dividends	8,409,309
Security lending income	33,814
Foreign tax withheld	(42,746)	$18,100,199

Expenses:
Management fees	2,650,311
Distribution expenses – Class A	599,058
Distribution expenses – Class B	201,836
Distribution expenses – Class C	1,571,706
Distribution expenses – Class R	19,962
Dividend disbursing and transfer agent fees and expenses	564,560
Accounting and administration expenses	159,277
Reports and statements to shareholders	77,195
Registration fees	75,262
Legal fees	55,096
Audit and taxes	32,486
Custodian fees	23,281
Trustees’ fees	18,559
Dues and services	11,897
Pricing fees	10,902
Insurance fees	7,479
Consulting fees	3,534
Trustees’ expenses	1,225	6,083,626
Less waived distribution expenses – Class A		(99,182)
Less waived distribution expenses – Class R		(3,327)
Less expense paid indirectly		(781)
Total operating expenses		5,980,336
Net Investment Income		12,119,863

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$7,867,974
Foreign currencies	(23,698)
Foreign currency exchange contracts	(66,776)
Futures contracts	20,349
Options written	538,384
Swap contracts	(2,111,785)
Net realized gain	6,224,448
Net change in unrealized appreciation (depreciation) of:
Investments	34,394,160
Foreign currencies	9,974
Foreign currency exchange contracts	(442)
Futures contracts	50,894
Options written	(118,665)
Swap contracts	(32,270)
Net change in unrealized appreciation (depreciation)	34,303,651
Net Realized and Unrealized Gain	40,528,099

Net Increase in Net Assets Resulting from Operations	$52,647,962

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Dividend Income Fund

	Year Ended
	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,119,863	$13,014,566
Net realized gain	6,224,448	11,499,439
Net change in unrealized appreciation (depreciation)	34,303,651	(9,395,452)
Net increase in net assets resulting from operations	52,647,962	15,118,553

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,418,029)	(7,130,302)
Class B	(493,834)	(727,678)
Class C	(3,896,652)	(4,449,446)
Class R	(98,748)	(103,829)
Institutional Class	(1,017,121)	(846,137)
	(11,924,384)	(13,257,392)

Capital Share Transactions:
Proceeds from shares sold:
Class A	29,742,813	49,039,660
Class B	102,079	216,109
Class C	17,557,460	31,981,153
Class R	1,266,352	824,420
Institutional Class	12,708,292	23,446,273

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	5,582,624	5,827,698
Class B	438,026	603,444
Class C	3,398,886	3,701,150
Class R	98,747	103,829
Institutional Class	806,893	626,298
	71,702,172	116,370,034

	Year Ended
	11/30/12	11/30/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(40,612,519)	$(59,591,640)
Class B	(8,621,617)	(7,530,062)
Class C	(31,006,812)	(37,434,726)
Class R	(1,881,753)	(683,658)
Institutional Class	(10,801,705)	(11,165,256)
	(92,924,406)	(116,405,342)
Decrease in net assets derived from
capital share transactions	(21,222,234)	(35,308)
Net Increase in Net Assets	19,501,344	1,825,853

Net Assets:
Beginning of year	391,549,296	389,723,443
End of year (including distributions in excess of
net investment income of $138,633
and $409,785, respectively)	$411,050,640	$391,549,296

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Dividend Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$9.890	$9.810	$9.190	$7.010	$12.030

0.348	0.351	0.373	0.407	0.400
1.045	0.086	0.695	2.247	(4.595)
1.393	0.437	1.068	2.654	(4.195)

(0.343)	(0.357)	(0.448)	(0.474)	(0.489)
—	—	—	—	(0.336)
(0.343)	(0.357)	(0.448)	(0.474)	(0.825)

$10.940	$9.890	$9.810	$9.190	$7.010

14.25%	4.39%	11.91%	39.35%	(37.15% )

$203,819	$189,313	$192,876	$200,720	$179,588
1.16%	1.19%	1.26%	1.17%	1.00%

1.21%	1.24%	1.31%	1.36%	1.26%
3.28%	3.41%	3.93%	5.22%	3.92%

3.23%	3.36%	3.88%	5.03%	3.66%
47%	110%	109%	69%	51%

Financial highlights
Delaware Dividend Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$9.900	$9.820	$9.190	$7.010	$12.020

0.268	0.274	0.302	0.348	0.324
1.046	0.086	0.694	2.248	(4.590)
1.314	0.360	0.996	2.596	(4.266)

(0.264)	(0.280)	(0.366)	(0.416)	(0.408)
—	—	—	—	(0.336)
(0.264)	(0.280)	(0.366)	(0.416)	(0.744)

$10.950	$9.900	$9.820	$9.190	$7.010

13.39%	3.61%	11.06%	38.47%	(37.72% )

$16,874	$22,803	$29,003	$33,725	$32,534
1.91%	1.94%	2.01%	1.92%	1.75%

1.91%	1.94%	2.01%	2.06%	1.96%
2.53%	2.66%	3.18%	4.47%	3.17%

2.53%	2.66%	3.18%	4.33%	2.96%
47%	110%	109%	69%	51%

Financial highlights
Delaware Dividend Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$9.900	$9.820	$9.190	$7.010	$12.030

0.268	0.274	0.302	0.348	0.323
1.056	0.086	0.694	2.248	(4.599)
1.324	0.360	0.996	2.596	(4.276)

(0.264)	(0.280)	(0.366)	(0.416)	(0.408)
—	—	—	—	(0.336)
(0.264)	(0.280)	(0.366)	(0.416)	(0.744)

$10.960	$9.900	$9.820	$9.190	$7.010

13.50%	3.61%	11.06%	38.27%	(37.63% )

$156,758	$151,107	$152,009	$155,028	$146,769
1.91%	1.94%	2.01%	1.92%	1.75%

1.91%	1.94%	2.01%	2.06%	1.96%
2.53%	2.66%	3.18%	4.47%	3.17%

2.53%	2.66%	3.18%	4.33%	2.96%
47%	110%	109%	69%	51%

Financial highlights
Delaware Dividend Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$9.890	$9.810	$9.190	$7.010	$12.020

0.321	0.325	0.349	0.387	0.374
1.046	0.086	0.693	2.246	(4.585)
1.367	0.411	1.042	2.633	(4.211)

(0.317)	(0.331)	(0.422)	(0.453)	(0.463)
—	—	—	—	(0.336)
(0.317)	(0.331)	(0.422)	(0.453)	(0.799)

$10.940	$9.890	$9.810	$9.190	$7.010

13.97%	4.13%	11.60%	39.15%	(37.39% )

$3,151	$3,340	$3,069	$3,067	$1,928
1.41%	1.44%	1.51%	1.42%	1.25%

1.51%	1.54%	1.61%	1.66%	1.56%
3.03%	3.16%	3.68%	4.97%	3.67%

2.93%	3.06%	3.58%	4.73%	3.36%
47%	110%	109%	69%	51%

Financial highlights
Delaware Dividend Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$9.890	$9.810	$9.190	$7.010	$12.040

0.375	0.375	0.399	0.426	0.425
1.045	0.088	0.697	2.246	(4.602)
1.420	0.463	1.096	2.672	(4.177)

(0.370)	(0.383)	(0.476)	(0.492)	(0.517)
—	—	—	—	(0.336)
(0.370)	(0.383)	(0.476)	(0.492)	(0.853)

$10.940	$9.890	$9.810	$9.190	$7.010

14.66%	4.55%	12.24%	39.68%	(37.04% )

$30,449	$24,986	$12,766	$2,394	$2,288
0.91%	0.94%	1.01%	0.92%	0.75%

0.91%	0.94%	1.01%	1.06%	0.96%
3.53%	3.66%	4.18%	5.47%	4.17%

3.53%	3.66%	4.18%	5.33%	3.96%
47%	110%	109%	69%	51%

Notes to financial statements
Delaware Dividend Income Fund	November 30, 2012

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swaps prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (November 30, 2009 - November 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes, the Fund only has open tax years in certain foreign countries it invests in back to the inception of the Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on November 30, 2012.

Notes to financial statements
Delaware Dividend Income Fund

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended November 30, 2012.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2012.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended November 30, 2012, the Fund earned $781 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Prior to March 29, 2012, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain other expenses) did not exceed 0.98% of average daily net assets of the Fund. This expense waiver and reimbursement applied only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2012, the Fund was charged $19,974 for these services.

Notes to financial statements
Delaware Dividend Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 29, 2013 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$217,668
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	9,040
Distribution fees payable to DDLP	185,329
Other expenses payable to DMC and affiliates*	8,439

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2012, the Fund was charged $11,247 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2012, DDLP earned $78,824 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2012 DDLP received gross CDSC commissions of $146, $2,929 and $3,069 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2012, the Fund made purchases of $182,167,139 and sales of $214,283,411 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2012, the cost of investments for federal income tax purposes was $391,503,539. At November 30, 2012, the net unrealized appreciation was $19,609,339, of which $44,492,279 related to unrealized appreciation of investments and $24,882,940 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Notes to financial statements
Delaware Dividend Income Fund

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed
Securities	$—	$2,629,210	$—	$2,629,210
Common Stock	231,792,484	—	—	231,792,484
Convertible Preferred Stock	5,846,254	5,488,547	—	11,334,801
Corporate Debt	—	133,926,705	490,000	134,416,705
Exchange-Traded Funds	2,241,680	—	—	2,241,680
Other	5,202,663	832,230	—	6,034,893
Short-Term Investments	—	21,965,877	—	21,965,877
Securities Lending Collateral	—	697,228	—	697,228
Total	$245,083,081	$165,539,797	$490,000	$411,112,878

Foreign Currency
Exchange Contracts	$—	$(826)	$—	$(826)
Futures Contract	50,894	—	—	50,894
Option Written	(252,000)	—	—	(252,000)
Swap Contracts	—	(186,440)	—	(186,440)

The securities that have been deemed worthless on the statement of net assets are considered to be level 3 securities in this table.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of period in relation to net assets.

During the year ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2012 and 2011 was as follows:

	Year Ended
	11/30/12	11/30/11
Ordinary income	$11,924,384	$13,257,392

5. Components of Net Assets on a Tax Basis

As of November 30, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$535,723,854
Undistributed ordinary income	1,454,692
Capital loss carryforwards	(145,626,126)
Other temporary differences	330,813
Unrealized appreciation	19,167,407
Net assets	$411,050,640

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, mark-to market of foreign currency contracts, tax treatment of CDS contracts, tax treatment of partnership income, passive foreign investment companies, tax preferred securities, and contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, passive foreign investment companies, contingent payment debt instruments, swaps, partnerships, REITs, tax preferred securities, and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2012, the Fund recorded the following reclassifications.

Paid-in capital	$(161,694)
Distributions in excess of net investment income	75,673
Accumulated net realized loss	86,021

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $4,100,774 was utilized in 2012. Capital loss carryforwards remaining at November 30, 2012 will expire as follows: $90,877,076 expires in 2016 and $54,749,050 expires in 2017.

Notes to financial statements
Delaware Dividend Income Fund

5. Components of Net Assets on a Tax Basis (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/12	11/30/11
Shares sold:
Class A	2,797,793	4,733,184
Class B	9,586	21,274
Class C	1,650,812	3,076,327
Class R	120,275	80,472
Institutional Class	1,204,797	2,273,998

Shares issued upon reinvestment of dividends and distributions:
Class A	526,855	569,861
Class B	41,400	58,903
Class C	320,522	361,745
Class R	9,332	10,179
Institutional Class	76,031	61,445
	6,757,403	11,247,388
Shares redeemed:
Class A	(3,846,267)	(5,824,333)
Class B	(814,349)	(730,840)
Class C	(2,927,509)	(3,657,004)
Class R	(179,453)	(65,859)
Institutional Class	(1,025,570)	(1,109,973)
	(8,793,148)	(11,388,009)
Net decrease	(2,035,745)	(140,621)

For the years ended November 30, 2012 and 2011, 204,345 Class B shares were converted to 204,433 Class A shares valued at $2,148,049 and 53,216 Class B shares were converted to 53,257 Class A shares valued at $547,202, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount.

As of November 30, 2012, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
GenCorp	$490,000
Silver II Acquisition	745,000
Tempur-Pedic International	490,000
TPC Group	855,000

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on November 13, 2012.

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of November 30, 2012 or at any time during the year then ended.

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Notes to financial statements
Delaware Dividend Income Fund

9. Derivatives (continued)

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $277,000 as collateral for futures contracts.

Options Contracts — During the year ended November 30, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; to earn income; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended November 30, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at November 30, 2011	1,040	$305,554
Options written	6,475	883,730
Options expired	(6,665)	(985,618)
Options terminated in closing purchase transactions	(400)	(56,667)
Options outstanding at November 30, 2012	450	$146,999

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent quality by the manager.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of

Notes to financial statements
Delaware Dividend Income Fund

9. Derivatives (continued)

protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended November 30, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended November 30, 2012, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair values of derivative instruments as of November 30, 2012 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency
exchange contracts)	Receivables and other assets net of other liabilities	$39	Receivables and other assets net of other liabilities	$(865)
Interest rate contracts
(Futures contracts)	Receivables and other assets net of other liabilities	50,894	Receivables and other assets net of other liabilities	—
Equity contracts
(Options written)	Options written, at value	—	Options written, at value	(252,000)
Credit contracts
(Swap contracts)	Receivables and other assets net of other liabilities	12,865	Receivables and other assets net of other liabilities	(199,305)
Total		$63,798		$(452,170)

Notes to financial statements
Delaware Dividend Income Fund

9. Derivatives (continued)

The effect of derivative instruments on the statement of operations for the year ended November 30, 2012 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain or Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Forward currency exchange
contracts (Foreign currency
exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(66,776)	$(442)
Interest rate contracts
(Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	20,349	50,894
Equity contracts
(Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	538,384	(118,665)
Credit contracts
(Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,111,785)	(32,270)
Total		$(1,619,828)	$(100,483)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2012.

	Long	Short
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	USD 115,529	USD 108,925
Futures contracts (average notional value)	98,787	3,670,521
Swap contracts (average notional value)*	13,484,980	—
Options contracts (average notional value)	—	76,505

*Long represents buying protection and short represents selling protection.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection

Notes to financial statements
Delaware Dividend Income Fund

10. Securities Lending (continued)

with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At November 30, 2012, the value of securities on loan was $1,365,901, for which cash collateral was received and invested in accordance with the Lending Agreement. At November 30, 2012, the value of invested collateral was $697,228. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

11. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V
and Shareholders of Delaware Dividend Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Dividend Income Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 18, 2013

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of Delaware Dividend Income Fund investment advisory agreement

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Dividend Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of Delaware Dividend Income Fund investment advisory agreement (continued)

to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed asset target allocation moderate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and ten-year periods was in the first quartile and the Fund’s total return for the five-year period was in the fourth quartile. The Fund’s performance results were mixed but tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Board Consideration of Delaware Dividend Income Fund investment advisory agreement (continued)

in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2012, the Fund designates distributions paid during the year as follows:

(A)	Ordinary Income Distributions (Tax Basis)*	100.00%
	Qualifying Dividends[1]	43.90%

(A) is based on a percentage of the Fund’s total distributions.
1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* For the fiscal year ended November 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum of 46.03% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

For the fiscal year ended November 30, 2012, certain dividends paid by the Fund have been determined to be interest-related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. For the fiscal year ended November 30, 2012, the Fund has designated maximum distributions of Qualified Interest Income of 55.73%.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities Holdings
(2005–2008)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	71	None
(2004–Present)

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.
Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report Delaware Small Cap Core Fund November 30, 2012 U.S. core equity mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Core Fund at delawareinvestments.com.

Manage your investments online

  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Small Cap Core Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	3
Disclosure of Fund expenses	6
Security type/sector allocation
and top 10 equity holdings	8
Statement of net assets	10
Statement of operations	17
Statements of changes in net assets	18
Financial highlights	20
Notes to financial statements	28
Report of independent registered
public accounting firm	39
Other Fund information	40
Board of trustees/directors and
officers addendum	44
About the organization	52

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Core Fund	December 11, 2012

Performance preview (for the year ended November 30, 2012)
Delaware Small Cap Core Fund (Class A shares)	1-year return	+12.91%
Russell 2000® Index (benchmark)	1-year return	+13.09%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 3.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

When the Fund’s fiscal year began in December 2011, small-cap stocks were declining as recessionary concerns weighed on global markets. The start of 2012, however, generally saw better investor sentiment due to an improving economy and, as a result, shares of small-cap stocks began to appreciate. At that time, valuations were cheap, especially in the small-cap area, after the big selloff in late 2011. In April 2012, the U.S. Federal Reserve reaffirmed that it would maintain its key interest rate in its current low range. The spring and early summer months, however, featured renewed volatility, primarily caused by political and economic uncertainty. Worries included: speculation about Greece’s potential exit from the euro zone; additional evidence of deterioration within Spain’s banks; and uncertainty about upcoming political policies and elections in several euro zone countries and in the United States.

Due to this uncertainty, domestic and international equity markets retreated from April to June. General market sentiment improved again in June when European leaders signaled a more comprehensive approach to stabilizing banks and sovereign credits. In the summer and early fall, domestic stock performance received a boost from the latest bond-buying programs by the Fed and the European Central Bank, along with the impending stimulus in China that appeared poised to support the global economy. The U.S. economy was able to maintain a moderate growth pace, thanks to an improvement in housing and a positive report about manufacturing.

Within the Fund

For the fiscal year ended Nov. 30, 2012, Delaware Small Cap Core Fund returned +12.91% at net asset value and +6.44% at maximum offer price (both figures reflect Class A shares with all distributions reinvested). For the same period, the Fund’s benchmark, the Russell 2000 Index, returned +13.09%. Complete annualized performance for Delaware Small Cap Core Fund is shown in the table on page 3.

Despite slightly lagging its benchmark, the Fund had a strong fiscal year overall, with stock selection in the healthcare, financial, and consumer staples sectors performing well. Holdings in the technology, basic materials, and capital goods sectors detracted from relative performance.

LogMeIn and Adtran, two companies within the technology sector, underperformed. LogMeIn provides essential cloud computing and mobile services to individuals, businesses, and IT organizations, allowing them to securely connect more than 150 million internet-enabled

1

Portfolio management review
Delaware Small Cap Core Fund

devices across the globe including computers, smartphones, and tablets. LogMeIn has a large customer base and has been successful in generating revenue via its many service offerings. In our view, the stock price declined 50% for two reasons: management lowered its second-quarter guidance due to a pull back from its largest customer base in Europe, and an adverse ruling in a patent lawsuit. Although the share price has suffered due to these issues, we continue to like the company’s management and products, and we remain confident in the company’s long-term risk/reward profile for the stock.

The Fund’s holding in Adtran, a provider of network access products to telecommunication companies, retreated 48% during the Fund’s fiscal year. Adtran’s profits declined because of economic weakness in Europe and reduced spending on wireline equipment by major U.S. telecommunication companies. In our analysis, we did not think that capital expenditures on Adtran’s products would recover sufficiently enough to lift its stock price, and we sold our position.

One of the Fund’s best performers was pharmacy benefit management (PBM) company, Catalyst Health Solutions, which advanced approximately 75% during the Fund’s fiscal year. In late April 2012, SXC Health Solutions agreed to acquire Catalyst Health Solutions for about $4.4 billion in cash and stock. Both companies are benefits managers that contract with drug companies and pharmacies to dispense medicine and process claims, and this merger will enable them to better compete with the country’s major PBMs.

The finance sector was another strong area within the Fund due in part to life insurance firm Delphi Financial Group, whose stock price rose 62% during the Fund’s fiscal year, aided by an announcement of a future acquisition. The firm is conservatively managed with a strong focus on niche business lines in the employee benefits market where there is less competition than in other insurance segments. That was one of the reasons that Japanese firm Tokio Marine Holdings, Japan’s second-largest casualty insurer, decided to buy Delphi Financial Group in December 2011 for approximately $2.7 billion, representing a large premium to Delphi’s stock price at the time of the announcement.

We follow a bottom-up (stock by stock) investing approach and, as a result, we pursue individual companies that we believe provide the most value, regardless of the sector. Our goal is to find companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams that can potentially deliver value to shareholders even under challenging economic conditions.

2

Performance summary
Delaware Small Cap Core Fund	November 30, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through November 30, 2012
Lifetime
(if less than
	1 year	5 years	10 years	10 years)
Class A (Est. Dec. 29, 1998)
Excluding sales charge	+12.91%	+3.16%	+8.87%	n/a
Including sales charge	+6.44%	+1.95%	+8.23%	n/a
Class C (Est. Aug. 1, 2005)
Excluding sales charge	+11.99%	+2.40%	n/a	+2.79%
Including sales charge	+10.99%	+2.40%	n/a	+2.79%
Class R (Est. Aug. 1, 2005)
Excluding sales charge	+12.55%	+2.90%	n/a	+3.31%
Including sales charge	+12.55%	+2.90%	n/a	+3.31%
Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+13.14%	+3.41%	+9.07%	n/a
Including sales charge	+13.14%	+3.41%	+9.07%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 4. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 29, 2012 through March 29, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

3

Performance summary
Delaware Small Cap Core Fund

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 29, 2012 through March 29, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 1.15% of the Fund’s average daily net assets from March 29, 2012 through March 29, 2013. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.45%	2.15%	1.75%	1.15%
(without fee waivers)
Net expenses	1.40%	2.15%	1.65%	1.15%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

4

Performance of a $10,000 investment1
Average annual total returns from Nov. 30, 2002, through Nov. 30, 2012

For period beginning Nov. 30, 2002, through Nov. 30, 2012	Starting value	Ending value
Russell 2000 Index	$10,000	$23,049
Delaware Small Cap Core Fund — Class A shares	$9,425	$22,053

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2002, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 4. Please note additional details on pages 3 through 5.

The chart also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 2002. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859

5

Disclosure of Fund expenses
For the six-month period from June 1, 2012 to November 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2012 to November 30, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

6

Delaware Small Cap Core Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/12	11/30/12	Expense Ratio	6/1/12 to 11/30/12*
Actual Fund return†
Class A	$1,000.00	$1,065.20	1.36%	$7.02
Class C	1,000.00	1,060.90	2.11%	10.87
Class R	1,000.00	1,062.80	1.61%	8.30
Institutional Class	1,000.00	1,065.40	1.11%	5.73
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.36%	$6.86
Class C	1,000.00	1,014.45	2.11%	10.63
Class R	1,000.00	1,016.95	1.61%	8.12
Institutional Class	1,000.00	1,019.45	1.11%	5.60

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

7

Security type/sector allocation and
top 10 equity holdings
Delaware Small Cap Core Fund	As of November 30, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector type/sector	Percentage of net assets
Common Stock	98.37%
Basic Materials	5.50%
Business Services	4.84%
Capital Goods	11.29%
Communication Services	1.97%
Consumer Discretionary	5.70%
Consumer Services	4.65%
Consumer Staples	3.42%
Credit Cyclicals	1.71%
Energy	5.75%
Financials	14.54%
Healthcare	12.11%
Media	1.32%
Real Estate	5.91%
Technology	16.30%
Transportation	1.39%
Utilities	1.97%
Short-Term Investments	1.60%
Securities Lending Collateral	0.21%
Total Value of Securities	100.18%
Obligation to Return Securities Lending Collateral	(0.46%)
Receivables and Other Assets Net of Other Liabilities	0.28%
Total Net Assets	100.00%

8

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Steven Madden	1.21%
Applied Industrial Technologies	1.12%
AFC Enterprises	1.10%
Alkermes	1.06%
Esterline Technologies	1.04%
Air Methods	1.02%
Bristow Group	0.99%
Iconix Brand Group	0.99%
EastGroup Properties	0.98%
Sovran Self Storage	0.97%

9

Statement of net assets
Delaware Small Cap Core Fund	November 30, 2012

		Number of shares	Value
Common Stock – 98.37%
Basic Materials – 5.50%
	Boise	65,900	$540,380
	Buckeye Technologies	20,600	571,032
†	Coeur d’Alene Mines	21,500	500,090
	Innophos Holdings	11,000	527,010
	Kaiser Aluminum	7,400	450,438
	Koppers Holdings	13,420	474,934
	Materion	20,600	422,300
†	TPC Group	10,200	489,906
†*	U.S. Silica Holdings	40,800	592,416
			4,568,506
Business Services – 4.84%
†	Cross Country Healthcare	54,600	218,946
†	FTI Consulting	16,000	494,560
†	Kforce	47,850	615,351
	McGrath RentCorp	14,880	416,938
†	TeleTech Holdings	34,700	590,594
	U.S. Ecology	29,780	650,991
*	United Stationers	24,800	761,111
†	WageWorks	14,738	272,211
			4,020,702
Capital Goods – 11.29%
	AAON	29,925	629,921
	Acuity Brands	11,120	735,588
	Applied Industrial Technologies	23,340	934,301
	Barnes Group	27,400	577,866
†	Chart Industries	10,934	661,288
†	Columbus McKinnon	32,020	479,019
	ESCO Technologies	14,700	539,490
†	Esterline Technologies	14,100	862,074
	Granite Construction	18,900	578,340
†	Kadant	22,900	555,325
	Lufkin Industries	10,180	557,457
†	MYR Group	28,700	615,328
†	Rofin-Sinar Technologies	21,400	452,610
†	Tetra Tech	20,500	528,080
†*	Titan Machinery	21,550	477,117
	Triumph Group	3,100	203,391
			9,387,195

10

		Number of shares	Value
Common Stock (continued)
Communication Services – 1.97%
	Atlantic Tele-Network	9,584	$353,458
†	InterXion Holding	23,091	501,305
	NTELOS Holdings	23,675	305,408
†	RigNet	24,801	476,675
			1,636,846
Consumer Discretionary – 5.70%
	DSW Class A	2,500	170,075
†	Express	30,400	453,872
†	G-III Apparel Group	17,600	669,680
†	Iconix Brand Group	40,700	820,512
	Jones Group	17,500	205,800
†	Jos. A. Bank Clothiers	16,850	726,235
†	Perry Ellis International	31,600	685,088
†	Steven Madden	22,600	1,005,926
			4,737,188
Consumer Services – 4.65%
†	AFC Enterprises	34,600	914,824
†	Buffalo Wild Wings	7,520	544,749
	CEC Entertainment	14,510	454,163
	Cheesecake Factory	15,300	523,107
†	Jack in the Box	26,080	718,504
†	SHFL Entertainment	51,500	708,640
			3,863,987
Consumer Staples – 3.42%
	Casey’s General Stores	15,900	785,460
	J&J Snack Foods	11,586	728,759
†	Prestige Brands Holdings	26,400	570,240
†	Susser Holdings	20,650	753,932
			2,838,391
Credit Cyclicals – 1.71%
	Cooper Tire & Rubber	29,400	734,412
†	Tenneco	21,500	689,505
			1,423,917
Energy – 5.75%
	Berry Petroleum Class A	14,700	457,317
†	Bonanza Creek Energy	21,200	502,440
	Bristow Group	15,750	820,575

11

Statement of net assets
Delaware Small Cap Core Fund

		Number of shares	Value
Common Stock (continued)
Energy (continued)
†	C&J Energy Services	21,400	$427,358
†	Carrizo Oil & Gas	24,500	508,375
†	Diamondback Energy	8,210	147,780
†	Key Energy Services	61,600	412,104
†	Pioneer Energy Services	67,000	484,410
†	Rosetta Resources	15,100	678,594
†	Swift Energy	22,200	343,656
			4,782,609
Financials – 14.54%
	Alterra Capital Holdings	29,950	700,830
	American Equity Investment Life Holding	59,800	689,494
†	AMERISAFE	13,500	349,380
	BBCN Bancorp	38,800	441,544
†	Capital Bank Financial	27,797	479,776
	Cardinal Financial	43,500	652,500
	City Holding	16,750	562,800
	Dime Community Bancshares	39,200	546,840
	Flushing Financial	38,600	577,456
	Home BancShares	14,300	474,188
	Independent Bank	20,000	574,000
	Park National	10,000	630,900
†	Piper Jaffray	18,500	524,845
	Primerica	20,700	592,641
	ProAssurance	5,230	474,256
	Prosperity Bancshares	15,800	649,854
	Susquehanna Bancshares	59,800	614,744
†	Texas Capital Bancshares	10,900	490,936
	Trustmark	19,700	437,734
†	Walter Investment Management	15,500	655,340
	Webster Financial	32,000	666,240
†	Western Alliance Bancorp	29,000	294,640
			12,080,938
Healthcare – 12.11%
†	Acorda Therapeutics	22,000	553,960
†	Air Methods	7,800	851,526
†	Align Technology	27,070	741,447
†	Alkermes	45,630	881,115
†	Cepheid	8,600	278,812

12

		Number of shares	Value
Common Stock (continued)
Healthcare (continued)
	CONMED	21,940	$606,202
	CryoLife	55,500	329,670
†	Greenway Medical Technologies	15,504	301,398
†	Haemonetics	9,600	777,888
†	ICON ADR	24,800	684,232
†*	Incyte	27,900	491,040
†*	InterMune	38,300	350,828
†	Merit Medical Systems	47,287	656,344
†	Quidel	36,600	641,598
†*	Spectrum Pharmaceuticals	55,600	658,304
†	WellCare Health Plans	11,400	550,278
	West Pharmaceutical Services	13,210	713,736
			10,068,378
Media – 1.32%
	Cinemark Holdings	23,533	640,098
	National CineMedia	31,950	456,885
			1,096,983
Real Estate – 5.91%
	DCT Industrial Trust	102,800	642,500
	DuPont Fabros Technology	33,100	764,279
	EastGroup Properties	15,600	815,568
	EPR Properties	15,100	684,785
	LaSalle Hotel Properties	28,500	687,135
	Ramco-Gershenson Properties Trust	38,500	515,130
	Sovran Self Storage	13,030	805,124
			4,914,521
Technology – 16.30%
†*	Amkor Technology	86,100	365,925
	Anixter International	10,150	619,962
†	Applied Micro Circuits	76,300	521,129
†	Brightcove	36,400	353,808
†	Cirrus Logic	14,200	444,744
†	comScore	20,500	272,855
†	EPAM Systems	16,821	346,008
†	ExactTarget	22,433	462,344
†	ExlService Holdings	12,390	332,672
†	FARO Technologies	18,090	638,215
	IXYS	38,300	310,230

13

Statement of net assets
Delaware Small Cap Core Fund

		Number of shares	Value
Common Stock (continued)
Technology (continued)
	j2 Global	24,500	$740,879
†*	KEYW Holding	40,582	521,885
†	Liquidity Services	11,700	480,402
†	LogMeln	25,577	547,348
†	Netgear	15,210	530,221
†	OpenTable	9,100	408,499
	Plantronics	14,500	487,635
†*	QuinStreet	21,868	136,675
†	RPX	22,659	205,744
†	Semtech	29,100	795,884
†	Shutterfly	16,700	450,065
†	SS&C Technologies Holdings	20,932	493,786
†*	Synaptics	20,420	545,622
	Syntel	7,700	463,232
†	Trulia	4,903	87,175
†	ValueClick	31,730	598,745
†*	ViaSat	11,230	429,323
†	Vocus	32,350	551,891
†	WNS Holdings ADR	37,698	400,730
			13,543,633
Transportation – 1.39%
†	Genesee & Wyoming Class A	8,000	583,600
†	XPO Logistics	36,000	571,320
			1,154,920
Utilities – 1.97%
	Cleco	17,600	709,104
	NorthWestern	13,300	461,377
	UIL Holdings	13,016	466,884
			1,637,365
Total Common Stock (cost $69,402,132)			81,756,079

		Principal amount
Short-Term Investments – 1.60%
≠Discount Notes – 0.40%
	Federal Home Loan Bank
	0.10% 1/18/13	$41,669	41,666
	0.10% 1/23/13	155,016	155,003
	0.13% 2/6/13	109,656	109,642
	0.135% 2/15/13	24,124	24,121
			330,432

14

	Principal amount	Value
Short-Term Investments (continued)
Repurchase Agreements – 1.20%
Bank of America 0.19%, dated 11/30/12, to be
repurchased on 12/3/12, repurchase price $357,302
(collateralized by U.S. government obligations 0.00%-
0.25% 1/3/13-11/30/14; market value $364,442)	$357,296	$357,296
BNP Paribas 0.20%, dated 11/30/12, to be
repurchased on 12/3/12, repurchase price $639,715
(collateralized by U.S. government obligations 0.25%-
2.50% 3/31/14-11/30/17; market value $652,984)	639,704	639,704
		997,000
Total Short-Term Investments (cost $1,327,403)		1,327,432

Total Value of Securities Before Securities
Lending Collateral – 99.97% (cost $70,729,535)		83,083,511

	Number of shares
**Securities Lending Collateral – 0.21%
Investment Companies
Delaware Investments Collateral Fund No. 1	176,605	176,605
@†Mellon GSL Reinvestment Trust II	203,386	0
Total Securities Lending Collateral (cost $379,991)		176,605

Total Value of Securities – 100.18%
(cost $71,109,526)		83,260,116	©
**Obligation to Return Securities
Lending Collateral – (0.46%)		(379,991)
Receivables and Other Assets
Net of Other Liabilities – 0.28%		228,357
Net Assets Applicable to 6,146,080
Shares Outstanding – 100.00%		$83,108,482

Net Asset Value – Delaware Small Cap Core Fund
Class A ($25,084,066 / 1,850,237 Shares)		$13.56
Net Asset Value – Delaware Small Cap Core Fund
Class C ($10,051,648 / 780,010 Shares)		$12.89
Net Asset Value – Delaware Small Cap Core Fund
Class R ($6,808,752 / 509,553 Shares)		$13.36
Net Asset Value – Delaware Small Cap Core Fund
Institutional Class ($41,164,016 / 3,006,280 Shares)		$13.69

15

Statement of net assets
Delaware Small Cap Core Fund

Components of Net Assets at November 30, 2012:
Shares of beneficial interest (unlimited authorization – no par)	$79,642,615
Accumulated net investment loss	(88,155)
Accumulated net realized loss on investments	(8,596,568)
Net unrealized appreciation of investments	12,150,590
Total net assets	$83,108,482

†	Non income producing security.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $372,677 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Core Fund
Net asset value Class A (A)	$13.56
Sales charge (5.75% of offering price) (B)	0.83
Offering price	$14.39

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

ADR — American Depositary Receipt.

See accompanying notes, which are an integral part of the financial statements.

16

Statement of operations
Delaware Small Cap Core Fund	Year Ended November 30, 2012

Investment Income:
Dividends	$901,719
Securities lending income	8,696
Interest	2,672	$913,087

Expenses:
Management fees	576,941
Distribution expenses – Class A	76,047
Distribution expenses – Class C	87,504
Distribution expenses – Class R	39,692
Dividend disbursing and transfer agent fees and expenses	119,359
Registration fees	58,614
Accounting and administration expenses	30,047
Reports and statements to shareholders	27,566
Audit and tax	12,043
Dues and services	8,907
Legal fees	6,329
Trustees’ fees	3,482
Pricing fees	3,035
Custodian fees	2,788
Insurance fees	1,352
Consulting fees	663
Trustees’ expenses	228	1,054,597
Less waived distribution expenses – Class A		(12,675)
Less waived distribution expenses – Class R		(6,615)
Less expense paid indirectly		(122)
Total operating expenses		1,035,185
Net Investment Loss		(122,098)

Net Realized and Unrealized Gain:
Net realized gain on investments		5,527,183
Net change in unrealized appreciation (depreciation) of investments		3,363,440
Net Realized and Unrealized Gain		8,890,623

Net Increase in Net Assets Resulting from Operations		$8,768,525

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets
Delaware Small Cap Core Fund

	Year Ended
	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(122,098)	$(139,065)
Net realized gain	5,527,183	9,209,066
Net change in unrealized appreciation (depreciation)	3,363,440	(3,287,624)
Net increase in net assets resulting from operations	8,768,525	5,782,377

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(92,099)
Class R	—	(8,964)
Institutional Class	—	(212,181)
	—	(313,244)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,834,083	6,030,562
Class C	3,125,991	1,033,137
Class R	2,206,774	2,426,192
Institutional Class	10,737,301	6,692,393

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	—	78,094
Class R	—	8,964
Institutional Class	—	208,938
	24,904,149	16,478,280

18

	Year Ended
	11/30/12	11/30/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(10,866,354)	$(6,881,717)
Class C	(1,705,061)	(2,211,672)
Class R	(1,931,142)	(2,387,206)
Institutional Class	(4,714,614)	(12,489,064)
	(19,217,171)	(23,969,659)
Increase (decrease) in net assets derived from
capital share transactions	5,686,978	(7,491,379)
Net Increase (Decrease) in Net Assets	14,455,503	(2,022,246)

Net Assets:
Beginning of year	68,652,979	70,675,225
End of year (including accumulated net investment loss of
$88,155 and $—, respectively)	$83,108,482	$68,652,979

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights
Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year Ended
11/30/12		11/30/11	11/30/10	11/30/09	11/30/08
$12.010		$11.150	$8.740	$6.930	$12.150

(0.022)		(0.024)	0.034	0.003	0.019
1.572		0.928	2.376	1.815	(4.747)
1.550		0.904	2.410	1.818	(4.728)

—		(0.044)	—	(0.008)	—
—		—	—	—	(0.492)
—		(0.044)	—	(0.008)	(0.492)

$13.560		$12.010	$11.150	$8.740	$6.930

12.91%		8.10%	27.57%	25.36%	(40.55% )

$25,084		$24,242	$23,191	$24,512	$17,529
1.36%		1.39%	1.40%	1.45%	1.34%

1.41%		1.45%	1.54%	1.63%	1.57%
(0.17%	)	(0.20% )	0.35%	0.04%	0.19%

(0.22%	)	(0.26% )	0.21%	(0.14% )	(0.04% )
37%		42%	37%	79%	84%

21

Financial highlights
Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year Ended
11/30/12		11/30/11		11/30/10		11/30/09		11/30/08
$11.510		$10.720		$8.470		$6.750		$11.940

(0.115)		(0.112)		(0.039)		(0.052)		(0.055)
1.495		0.902		2.289		1.772		(4.643)
1.380		0.790		2.250		1.720		(4.698)

—		—		—		—		(0.492)
—		—		—		—		(0.492)

$12.890		$11.510		$10.720		$8.470		$6.750

11.99%		7.37%		26.56%		25.48%		(41.03% )

$10,051		$7,702		$8,285		$7,468		$7,494
2.11%		2.14%		2.15%		2.20%		2.09%

2.11%		2.15%		2.24%		2.33%		2.27%
(0.92%	)	(0.95%	)	(0.40%	)	(0.71%	)	(0.56% )

(0.92%	)	(0.96%	)	(0.49%	)	(0.84%	)	(0.74% )
37%		42%		37%		79%		84%

23

Financial highlights
Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
11/30/12		11/30/11	11/30/10		11/30/09		11/30/08
$11.870		$11.030	$8.660		$6.870		$12.090

(0.054)		(0.054)	0.009		(0.016)		(0.005)
1.544		0.913	2.361		1.806		(4.723)
1.490		0.859	2.370		1.790		(4.728)

—		(0.019)	—		—		—
—		—	—		—		(0.492)
—		(0.019)	—		—		(0.492)

$13.360		$11.870	$11.030		$8.660		$6.870

12.55%		7.79%	27.37%		26.06%		(40.75% )

$6,809		$5,786	$5,322		$3,848		$2,611
1.61%		1.64%	1.65%		1.70%		1.59%

1.71%		1.75%	1.84%		1.93%		1.87%
(0.42%	)	(0.45% )	0.10%		(0.21%	)	(0.06% )

(0.52%	)	(0.56% )	(0.09%	)	(0.44%	)	(0.34% )
37%		42%	37%		79%		84%

25

Financial highlights
Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$12.100	$11.230	$8.790	$6.970	$12.190

0.011	0.006	0.060	0.022	0.044
1.579	0.934	2.385	1.830	(4.772)
1.590	0.940	2.445	1.852	(4.728)

—	(0.070)	(0.005)	(0.032)	—
—	—	—	—	(0.492)
—	(0.070)	(0.005)	(0.032)	(0.492)

$13.690	$12.100	$11.230	$8.790	$6.970

13.14%	8.37%	27.83%	25.78%	(40.41% )

$41,164	$30,923	$33,877	$30,401	$22,988
1.11%	1.14%	1.15%	1.20%	1.09%

1.11%	1.15%	1.24%	1.33%	1.27%
0.08%	0.05%	0.60%	0.29%	0.44%

0.08%	0.04%	0.51%	0.16%	0.26%
37%	42%	37%	79%	84%

27

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2012

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite

28

distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (November 30, 2009 – November 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on November 30, 2012.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

29

Notes to financial statements
Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended November 30, 2012.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2012.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended November 30, 2012, the Fund earned $122 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) do not exceed 1.15% of average daily net assets of the Fund through March 29, 2013. This expense waiver and reimbursement applies only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2012, the Fund was charged $3,768 for these services.

30

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 29, 2013, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$49,905
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	1,796
Distribution fees payable to DDLP	15,784
Other expenses payable to DMC and affiliates*	3,662

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2012, the Fund was charged $2,104 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2012, DDLP earned $10,409 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2012, DDLP received gross CDSC commissions of $4 and $396 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

31

Notes to financial statements
Delaware Small Cap Core Fund

3. Investments

For the year ended November 30, 2012, the Fund made purchases of $33,573,962 and sales of $27,933,121 of investment securities other than short-term investments.

At November 30, 2012, the cost of investments for federal income tax purposes was $72,315,096. At November 30, 2012, the net unrealized appreciation was $10,945,020, of which $15,144,558 related to unrealized appreciation of investments and $4,199,538 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

32

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$81,756,079	$—	$—	$81,756,079
Short-Term Investments	—	1,327,432	—	1,327,432
Securities Lending Collateral	—	176,605	—	176,605
Total	$81,756,079	$1,504,037	$—	$83,260,116

The securities deemed worthless on the statement of net assets have been included as level 3 securities within the fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended November 30, 2012. The tax character of dividends and distributions paid during the year ended November 30, 2011 was as follows:

Year Ended
11/30/11
Ordinary income	$313,244

33

Notes to financial statements
Delaware Small Cap Core Fund

5. Components of Net Assets on a Tax Basis

As of November 30, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$79,642,615
Qualified late year losses deferred	(88,155)
Capital loss carryforwards	(7,390,998)
Unrealized appreciation of investments	10,945,020
Net assets	$83,108,482

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year losses represent losses realized on investment transactions from January 1, 2012 through November 30, 2012 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2012, the Fund recorded the following reclassifications.

Accumulated net investment loss	$33,943
Paid-in capital	(33,943)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $5,132,829 was utilized in November 30, 2012. Capital loss carryforwards remaining at November 30, 2012 will expire as follows: $7,390,998 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

34

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/12	11/30/11
Shares sold:
Class A	665,954	495,598
Class C	247,010	87,394
Class R	169,158	202,526
Institutional Class	805,690	564,736

Shares issued upon reinvestment of dividends and distributions:
Class A	—	6,438
Class R	—	746
Institutional Class	—	17,126
	1,887,812	1,374,564

Shares redeemed:
Class A	(833,529)	(563,294)
Class C	(136,402)	(190,556)
Class R	(147,035)	(198,480)
Institutional Class	(354,193)	(1,042,755)
	(1,471,159)	(1,995,085)
Net increase (decrease)	416,653	(620,521)

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 13, 2012.

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of November 30, 2012 or at any time during the year then ended.

35

Notes to financial statements
Delaware Small Cap Core Fund

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

36

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At November 30, 2012, the value of securities on loan was $372,677, for which cash collateral was received and invested in accordance with the Lending Agreement. At November 30, 2012, the value of invested collateral was $176,605. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

37

Notes to financial statements
Delaware Small Cap Core Fund

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s financial statements.

38

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V
and Shareholders of Delaware Small Cap Core Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania
January 15, 2013

39

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Board Consideration of Delaware Small Cap Core Fund investment advisory agreement

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed

40

to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency,

41

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Board Consideration of Delaware Small Cap Core Fund investment advisory agreement (continued)

were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

42

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

44

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities Holdings
(2005–2008)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

46

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	71	None
(2004–Present)

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

50

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

51

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments® Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.
Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

52

Annual report Delaware Small Cap Value Fund November 30, 2012 U.S. value equity mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Value Fund at delawareinvestments.com.

Manage your investments online
  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Small Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation and
top 10 equity holdings	10
Statement of net assets	12
Statement of operations	19
Statements of changes in net assets	20
Financial highlights	22
Notes to financial statements	32
Report of independent registered
public accounting firm	42
Other Fund information	43
Board of trustees/directors and
officers addendum	48
About the organization	56

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2012, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Value Fund	December 11, 2012

Performance preview (for the year ended November 30, 2012)
Delaware Small Cap Value Fund (Class A shares)	1-year return	+10.21%
Russell 2000® Value Index (benchmark)	1-year return	+15.05%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap value stocks posted solid gains during the Fund’s fiscal year ended Nov. 30, 2012, as supportive monetary policy and resilient earnings generally offset investors’ recurrent fears about political dysfunction and debt in the United States and Europe. Despite generally holding significant amounts of cash, however, corporations remained cautious, continuing a modest volume of mergers and acquisitions.

In this market environment, interest-rate sensitive groups such as real estate investment trusts (REITs) outperformed, as did consumer stocks including homebuilders and autos. Conversely, the technology and energy sectors lagged due to lackluster global growth and the reserve currency status of the U.S. dollar.

In December 2011, European Central Bank (ECB) initiated the first of two longer-term funding operations intended to relieve pressure on the region’s troubled sovereigns and financial institutions. With the “tail risk” of a euro zone breakup averted, stock prices rose briskly until March 2012, when signs of a global growth slowdown became visible. Though investors understood that some European countries were already in a recession, there were also new indications that the U.S. economy was slowing while China struggled to restore double-digit economic growth without inflating a credit bubble.

Ironically, it was those concerns that may have caused an increase in global equity market performance. By early June 2012, many investors seem to have concluded that economic conditions were so tenuous that central banks would have little choice but to further ease monetary policy. As those expectations were met, U.S. stocks rallied sharply through mid-September. Despite political uncertainty and the approaching “fiscal cliff,” equity prices remained firm to close the Fund’s fiscal year near their highs at the start of this period.

Within the Fund

For the fiscal year ended Nov. 30, 2012, Delaware Small Cap Value Fund returned +10.21% at net asset value and +3.87% at maximum offer price (both figures represent Class A shares with all distributions reinvested). For the same period, the Russell 2000 Value Index returned +15.05%. Complete annualized performance for Delaware Small Cap Value Fund is shown in the table on page 4.

An underweight position in real estate investment trusts (REITS) as well as weak stock selection within the sector detracted from relative returns. This sector had a strong run in recent years as many investors reached for yield in the low-rate environment.

1

Portfolio management review
Delaware Small Cap Value Fund

However, that seemingly unrelenting demand pushed valuations to levels that were overly rich, in our opinion.

The Fund benefited most from its holdings in the technology, basic industry, healthcare, and transportation sectors. Specifically, we continued to find stocks within the technology sector that fit our preference for companies that generate large amounts of free cash flow despite less than robust economic activity. In general, we feel that technology businesses continued to exhibit clean balance sheets, suggesting the ability to buy back shares.

With regard to individual holdings, Cirrus Logic contributed to the Fund’s relative performance during the fiscal year. Reflecting its position as a major supplier of audio chips to Apple, the company announced a significant increase in order backlog, raised forward earnings guidance, and authorized a $200 million stock buy back program. We believe the stock remains attractively priced on the basis of projected 2013 earnings and beyond, and continue to maintain our position. Of course, we recognize that the company’s close relationship to Apple is a double-edged sword, as evidenced by the sharp retracement in its share price during Apple’s selloff late in the fiscal year. Still, management is presently in the process of diversifying the company’s client base, and while this process will take time, we believe it should be successful.

The Fund also benefited from its overweight position in the fashion retailer Stage Stores. After languishing for several quarters, the company’s same-store sales suddenly began to increase at a brisk pace, fueling a powerful advance in its stock price. We maintained our position as valuation remain attractive to us based on increased earnings expectations. Fund holdings in the paint producer Valspar also outperformed. Valspar benefited from stable-to-falling commodity costs and an upturn in the domestic housing market. Though we reduced the Fund’s holdings in the stock late in the fiscal year, we continue to retain a significant position.

Meanwhile, the Fund’s weighting in the discount retailer Big Lots detracted from relative performance. Given its history of inconsistent same-store sales, the company’s share price lurched sharply lower on a series of marginally disappointing quarterly earnings announcements. We continue to hold the stock on the basis of the company’s strong (if spotty) earnings and internally-financed share buyback program. Our stake in the chemical producer Ferro Corporation also underperformed as demand waned for the adhesives it supplies to the solar panel industry. Faced with lingering uncertainty about the viability of the solar business, we exited the position.

Finally, the Fund’s holdings in the independent energy exploration-and-development company Forest Oil, detracted from relative performance. Although we believe the stock is undervalued and continue to maintain a position, newly appointed president and chief executive officer Patrick McDonald must convince investors that the company’s significant asset base (mostly oil and gas holdings in the south central region of the U.S.) can be monetized and its production profile improved.

2

As the fiscal year ended, the Fund was positioned in companies that, in our view, met its traditional criteria of generating strong free cash flow and sporting healthy balance sheets. Historically, those types of businesses often benefit disproportionately from mergers-and-acquisitions activity while retaining the financial resources to return money to shareholders through dividend increases, debt pay-downs, and share repurchases.

3

Performance summary
Delaware Small Cap Value Fund	November 30, 2012

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through November 30, 2012
Lifetime
(if less than
	1 year	5 years	10 years	10 years)
Class A (Est. June 24, 1987)
Excluding sales charge	+10.21%	+5.20%	+9.65%	n/a
Including sales charge	+3.87%	+3.96%	+9.00%	n/a
Class B (Est. Sept. 6, 1994)
Excluding sales charge	+9.37%	+4.41%	+9.01%	n/a
Including sales charge	+5.37%	+4.03%	+9.01%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+9.37%	+4.41%	+8.85%	n/a
Including sales charge	+8.37%	+4.41%	+8.85%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+9.96%	+4.93%	n/a	+8.76%
Including sales charge	+9.96%	+4.93%	n/a	+8.76%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+10.49%	+5.46%	+9.94%	n/a
Including sales charge	+10.49%	+5.46%	+9.94%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from March 29, 2012 through March 29, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares

4

have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60% of average daily net assets, which has been limited contractually to 0.50% from March 29, 2012 through March 29, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.42%	2.12%	2.12%	1.72%	1.12%
(without fee waivers)
Net expenses	1.37%	2.12%	2.12%	1.62%	1.12%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	Contractual	n/a

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment1
Average annual total returns from Nov. 30, 2002, through Nov. 30, 2012

For period beginning Nov. 30, 2002, through Nov. 30, 2012	Starting value	Ending value
Delaware Small Cap Value Fund — Class A Shares	$9,425	$23,680
Russell 2000 Value Index	$10,000	$22,765

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2002, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 2002. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class B	DEVBX	246097307
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208

6

Disclosure of Fund expenses
For the six-month period from June 1, 2012 to November 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2012 to November 30, 2012.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/12	11/30/12	Expense Ratio	6/1/12 to 11/30/12*
Actual Fund return†
Class A	$1,000.00	$1,060.80	1.34%	$6.90
Class B	1,000.00	1,056.70	2.09%	10.75
Class C	1,000.00	1,056.80	2.09%	10.75
Class R	1,000.00	1,059.60	1.59%	8.19
Institutional Class	1,000.00	1,062.00	1.09%	5.62
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.34%	$6.76
Class B	1,000.00	1,014.55	2.09%	10.53
Class C	1,000.00	1,014.55	2.09%	10.53
Class R	1,000.00	1,017.05	1.59%	8.02
Institutional Class	1,000.00	1,019.55	1.09%	5.50

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type/sector allocation and top 10 equity holdings
Delaware Small Cap Value Fund	As of November 30, 2012 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector type/sector	Percentage of net assets
Common Stock	95.41%
Basic Industry	9.21%
Business Services	1.39%
Capital Spending	9.57%
Consumer Cyclical	2.86%
Consumer Services	11.55%
Consumer Staples	1.31%
Energy	6.45%
Financial Services	20.65%
Healthcare	6.99%
Real Estate	3.89%
Technology	15.94%
Transportation	3.06%
Utilities	2.54%
Short-Term Investments	3.52%
Securities Lending Collateral	0.04%
Total Value of Securities	98.97%
Obligation to Return Securities Lending Collateral	(0.08%)
Receivables and Other Assets Net of Other Liabilities	1.11%
Total Net Assets	100.00%

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
United Rentals	2.82%
Whiting Petroleum	2.22%
Platinum Underwriters Holdings	2.19%
Synopsys	2.17%
East West Bancorp	2.14%
Cirrus Logic	1.99%
Regal Beloit	1.69%
Cytec Industries	1.64%
Chicago Bridge & Iron	1.64%
Albemarle	1.62%

11

Statement of net assets
Delaware Small Cap Value Fund	November 30, 2012

		Number of shares	Value
Common Stock – 95.41%
Basic Industry – 9.21%
	Albemarle	267,000	$15,963,930
†	Chemtura	293,300	5,959,856
	Cytec Industries	236,100	16,205,904
	Fuller (H.B.)	415,100	13,636,035
	Glatfelter	468,600	7,961,514
	Kaiser Aluminum	243,527	14,823,488
	Olin	272,600	5,650,998
	Valspar	171,500	10,766,770
			90,968,495
Business Services – 1.39%
	Brink’s	220,400	6,052,184
	United Stationers	250,418	7,685,328
			13,737,512
Capital Spending – 9.57%
	Actuant Class A	362,500	10,429,125
	Altra Holdings	509,500	9,583,695
	Chicago Bridge & Iron	398,600	16,195,118
	Gardner Denver	196,300	13,711,555
	Regal Beloit	239,900	16,733,025
†	United Rentals	671,400	27,883,242
			94,535,760
Consumer Cyclical – 2.86%
*	Autoliv	112,000	6,760,320
	Dana Holding	485,000	6,877,300
	Knoll	418,000	6,002,480
†	Meritage Homes	246,300	8,625,426
			28,265,526
Consumer Services – 11.55%
†	Big Lots	236,300	6,654,208
	Brinker International	273,400	8,188,330
	Cato Class A	285,700	8,302,442
	CEC Entertainment	226,500	7,089,450
	Cheesecake Factory	308,400	10,544,196
†	Children’s Place Retail Stores	155,700	7,568,577
	Finish Line Class A	401,000	8,272,630
†	Genesco	82,100	4,542,593
	Guess	162,200	4,196,114

12

		Number of shares	Value
Common Stock (continued)
Consumer Services (continued)
†	Hanesbrands	83,000	$2,996,300
†	Jack in the Box	206,700	5,694,585
	Men’s Wearhouse	229,300	7,438,492
	Meredith	212,500	6,625,750
	Rent-A-Center	199,200	6,924,192
	Stage Stores	304,200	7,869,654
†	Warnaco Group	99,800	7,174,622
	Wolverine World Wide	93,050	4,027,204
			114,109,339
Consumer Staples – 1.31%
	Harris Teeter Supermarkets	339,900	12,912,801
			12,912,801
Energy – 6.45%
†	Forest Oil	456,800	2,909,816
†	Helix Energy Solutions Group	863,900	15,126,889
	Patterson-UTI Energy	586,900	10,423,344
	Southwest Gas	319,700	13,408,218
†	Whiting Petroleum	522,500	21,913,650
			63,781,917
Financial Services – 20.65%
	Bank of Hawaii	327,100	14,219,037
	Berkley (W.R.)	125,000	4,968,750
	Boston Private Financial Holdings	838,800	7,742,124
	Comerica	83,555	2,472,392
	Community Bank System	558,800	15,020,544
	CVB Financial	316,900	3,219,704
	East West Bancorp	1,001,523	21,182,212
	First Financial Bancorp	663,400	9,639,202
	First Midwest Bancorp	504,400	6,305,000
	Hancock Holding	503,600	15,823,112
	Independent Bank	448,600	12,874,820
	Infinity Property & Casualty	273,500	14,965,920
	NBT Bancorp	640,400	12,660,708
	Platinum Underwriters Holdings	485,000	21,592,201
	S&T Bancorp	306,200	5,196,214
	Selective Insurance Group	791,200	14,779,616
	StanCorp Financial Group	128,600	4,373,686
	Univest Corp. of Pennsylvania	32,300	543,286

13

Statement of net assets
Delaware Small Cap Value Fund

		Number of shares	Value
Common Stock (continued)
Financial Services (continued)
	Validus Holdings	245,884	$8,719,047
	WesBanco	364,400	7,692,484
			203,990,059
Healthcare – 6.99%
	Cooper	82,400	7,823,056
†	Haemonetics	111,700	9,051,051
*	Owens & Minor	303,100	8,298,878
	Service Corp. International	818,400	11,400,312
	STERIS	261,200	8,925,204
	Teleflex	180,700	12,504,440
	Universal Health Services Class B	245,700	11,073,699
			69,076,640
Real Estate – 3.89%
†	Alexander & Baldwin	307,800	9,190,908
	Brandywine Realty Trust	545,237	6,504,677
	Education Realty Trust	512,300	5,281,813
*	Government Properties Income Trust	156,000	3,595,800
	Highwoods Properties	243,600	7,853,664
	Washington Real Estate Investment Trust	230,300	5,969,376
			38,396,238
Technology – 15.94%
	Black Box	181,013	4,461,970
†	Brocade Communications Systems	1,875,800	10,654,544
†	Cirrus Logic	628,100	19,672,092
†	Compuware	1,493,200	13,961,420
†*	Electronics for Imaging	331,200	6,080,832
†	NetScout Systems	375,500	9,432,560
†	ON Semiconductor	1,538,500	10,200,255
†	Parametric Technology	619,900	12,546,776
†	Premiere Global Services	833,750	7,078,537
	QAD Class A	90,160	1,188,309
@	QAD Class B	22,540	280,285
†	RF Micro Devices	1,137,600	4,914,432
†	Synopsys	654,800	21,477,440
†	Tech Data	207,100	9,147,607
†	Teradyne	793,900	12,416,596
†	Vishay Intertechnology	1,437,400	13,942,780
			157,456,435

14

	Number of shares	Value
Common Stock (continued)
Transportation – 3.06%
† Kirby	130,100	$7,530,188
Matson	325,000	7,475,000
† Saia	287,400	6,225,084
Werner Enterprises	415,600	9,014,364
		30,244,636
Utilities – 2.54%
Black Hills	160,800	5,738,952
El Paso Electric	349,900	11,144,315
NorthWestern	237,300	8,231,937
		25,115,204
Total Common Stock (cost $790,295,490)		942,590,562

	Principal amount
Short-Term Investments – 3.52%
≠Discount Notes – 0.89%
Federal Home Loan Bank
0.10% 1/18/13	$1,328,976	1,328,873
0.10% 1/23/13	3,164,396	3,164,127
0.13% 2/6/13	3,497,304	3,496,864
0.135% 2/15/13	769,407	769,296
		8,759,160
Repurchase Agreements – 2.63%
Bank of America 0.19%, dated 11/30/12, to be
repurchased on 12/3/12, repurchase price
$9,313,853 (collateralized by U.S. government
obligations 0.00%-0.25% 1/3/13-11/30/14;
market value $9,499,980)	9,313,706	9,313,706
BNP Paribas 0.20%, dated 11/30/12, to be
repurchased on 12/3/12, repurchase price
$16,675,572 (collateralized by U.S. government
obligations 0.25%-2.50% 3/31/14-11/30/17;
market value $17,021,467)	16,675,294	16,675,294
		25,989,000
Total Short-Term Investments (cost $34,747,374)		34,748,160

Total Value of Securities Before Securities
Lending Collateral – 98.93% (cost $825,042,864)		977,338,722

15

Statement of net assets
Delaware Small Cap Value Fund

	Number of shares	Value
**Securities Lending Collateral – 0.04%
Investment Companies
Delaware Investments Collateral Fund No.1	464,602	$464,602
@†Mellon GSL Reinvestment Trust II	372,296	0
Total Securities Lending Collateral (cost $836,898)		464,602

Total Value of Securities – 98.97%
(cost $825,879,762)		977,803,324	©
**Obligation to Return Securities
Lending Collateral – (0.08%)		(836,898)
Receivables and Other Assets
Net of Other Liabilities – 1.11%		11,003,863
Net Assets Applicable to 24,777,024
Shares Outstanding – 100.00%		$987,970,289

Net Asset Value – Delaware Small Cap Value Fund
Class A ($522,403,634 / 13,142,849 Shares)		$39.75
Net Asset Value – Delaware Small Cap Value Fund
Class B ($6,423,664 / 186,410 Shares)		$34.46
Net Asset Value – Delaware Small Cap Value Fund
Class C ($66,230,914 / 1,922,794 Shares)		$34.45
Net Asset Value – Delaware Small Cap Value Fund
Class R ($44,378,786 / 1,144,794 Shares)		$38.77
Net Asset Value – Delaware Small Cap Value Fund
Institutional Class ($348,533,291 / 8,380,177 Shares)		$41.59

Components of Net Assets at November 30, 2012:
Shares of beneficial interest (unlimited authorization – no par)	$828,776,845
Undistributed net investment income	1,017,323
Accumulated net realized gain on investments	6,252,559
Net unrealized appreciation of investments	151,923,562
Total net assets	$987,970,289

16

†	Non income producing security.
*	Fully or partially on loan.
@	Illiquid security. At November 30, 2012, the aggregate value of illiquid securities was $280,285, which represented 0.03% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $813,812 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Value Fund
Net asset value Class A (A)	$39.75
Sales charge (5.75% of offering price) (B)	2.43
Offering price	$42.18

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Small Cap Value Fund	Year Ended November 30, 2012

Investment Income:
Dividends	$11,354,145
Interest	43,534
Securities lending income	1,910
Foreign tax withheld	(12,111)	$11,387,478

Expenses:
Management fees	5,540,930
Distribution expenses – Class A	1,372,434
Distribution expenses – Class B	81,884
Distribution expenses – Class C	591,056
Distribution expenses – Class R	218,534
Dividend disbursing and transfer agent fees and expenses	1,741,831
Accounting and administration expenses	295,160
Reports and statements to shareholders	154,672
Registration fees	139,371
Legal fees	65,419
Audit and tax	36,216
Trustees’ fees	33,648
Custodian fees	13,380
Dues and services	12,055
Insurance fees	9,649
Consulting fees	6,752
Pricing fees	3,189
Trustees’ expenses	2,079	10,318,259
Less waiver of distribution expenses – Class A		(228,739)
Less waiver of distribution expenses – Class R		(36,422)
Less expense paid indirectly		(1,295)
Total expenses		10,051,803
Net Investment Income		1,335,675

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments		6,504,252
Net change in unrealized appreciation (depreciation)
of investments		54,895,533
Net Realized and Unrealized Gain on Investments		61,399,785

Net Increase in Net Assets Resulting from Operations		$62,735,460

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year Ended
	11/30/12	11/30/11
Increase (Decrease) in Net Assets from Operations:
Net investment gain (loss)	$1,335,675	$(486,462)
Net realized gain	6,504,252	27,352,166
Net change in unrealized appreciation (depreciation)	54,895,533	(6,539,548)
Net increase in net assets resulting from operations	62,735,460	20,326,156

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(4,185)
Class C	—	(509)

Net realized gain on investments:
Class A	(18,061,149)	(1,183,704)
Class B	(503,913)	(58,291)
Class C	(2,847,089)	(219,108)
Class R	(4,348,768)	(84,036)
Institutional Class	(1,391,736)	(186,063)
	(27,152,655)	(1,735,896)

Capital Share Transactions:
Proceeds from shares sold:
Class A	254,891,248	151,663,684
Class B	60,866	167,931
Class C	20,845,992	13,933,835
Class R	26,856,223	20,205,702
Institutional Class	304,482,220	97,448,973

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	17,499,346	1,137,737
Class B	476,308	54,435
Class C	2,639,701	204,307
Class R	1,391,128	83,842
Institutional Class	3,578,023	136,429
	632,721,055	285,036,875

20

	Year Ended
	11/30/12	11/30/11
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(146,679,412)	$(95,563,435)
Class B	(4,265,249)	(5,241,706)
Class C	(12,058,654)	(12,778,850)
Class R	(13,904,316)	(13,626,473)
Institutional Class	(60,952,716)	(54,344,733)
	(237,860,347)	(181,555,197)
Increase in net assets derived
from capital share transactions	394,860,708	103,481,678
Net Increase in Net Assets	430,443,513	122,071,938

Net Assets:
Beginning of year	557,526,776	435,454,838
End of year (including undistributed net investment
income of $1,017,323 and $—, respectively)	$987,970,289	$557,526,776

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions:
Net investment income
From net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$37.860	$36.190	$27.530	$21.340	$36.000

0.074	(0.008)	(0.003)	0.059	0.072
3.622	1.818	8.680	6.191	(11.314)
3.696	1.810	8.677	6.250	(11.242)

—	—	(0.017)	(0.060)	—
(1.806)	(0.140)	—	—	(3.418)
(1.806)	(0.140)	(0.017)	(0.060)	(3.418)

$39.750	$37.860	$36.190	$27.530	$21.340

10.21%	4.99%	31.53%	29.01%	(34.55% )

$522,403	$375,299	$301,747	$233,317	$205,439
1.32%	1.37%	1.43%	1.43%	1.44%
1.37%	1.42%	1.49%	1.62%	1.52%
0.19%	(0.02% )	(0.01% )	0.27%	0.25%
0.14%	(0.07% )	(0.07% )	0.08%	0.17%
11%	29%	12%	19%	13%

23

Financial highlights
Delaware Small Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
11/30/12	11/30/11	11/30/10		11/30/09		11/30/08
$33.300	$32.080	$24.570		$19.130		$32.860

(0.189)	(0.262)	(0.214)		(0.088)		(0.127)
3.155	1.622	7.724		5.528		(10.185)
2.966	1.360	7.510		5.440		(10.312)

(1.806)	(0.140)	—		—		(3.418)
(1.806)	(0.140)	—		—		(3.418)

$34.460	$33.300	$32.080		$24.570		$19.130

9.37%	4.23%	30.57%		28.44%		(35.08% )

$6,424	$9,835	$14,249		$17,532		$21,825
2.07%	2.12%	2.18%		2.18%		2.19%
2.07%	2.12%	2.19%		2.32%		2.22%
(0.56% )	(0.77% )	(0.76%	)	(0.48%	)	(0.50% )
(0.56% )	(0.77% )	(0.77%	)	(0.62%	)	(0.53% )
11%	29%	12%		19%		13%

25

Financial highlights
Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
11/30/12	11/30/11	11/30/10		11/30/09		11/30/08
$33.280	$32.070	$24.560		$19.120		$32.850

(0.188)	(0.260)	(0.215)		(0.090)		(0.126)
3.164	1.610	7.725		5.530		(10.186)
2.976	1.350	7.510		5.440		(10.312)

(1.806)	(0.140)	—		—		(3.418)
(1.806)	(0.140)	—		—		(3.418)

$34.450	$33.280	$32.070		$24.560		$19.120

9.37%	4.20%	30.58%		28.45%		(35.05% )

$66,231	$52,648	$49,706		$44,564		$44,339
2.07%	2.12%	2.18%		2.18%		2.19%
2.07%	2.12%	2.19%		2.32%		2.22%
(0.56% )	(0.77% )	(0.76%	)	(0.48%	)	(0.50% )
(0.56% )	(0.77% )	(0.77%	)	(0.62%	)	(0.53% )
11%	29%	12%		19%		13%

27

Financial highlights
Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year Ended
11/30/12	11/30/11	11/30/10		11/30/09		11/30/08
$37.050	$35.510	$27.070		$20.970		$35.530

(0.022)	(0.102)	(0.081)		0.003		(0.002)
3.548	1.782	8.521		6.097		(11.140)
3.526	1.680	8.440		6.100		(11.142)

(1.806)	(0.140)	—		—		(3.418)
(1.806)	(0.140)	—		—		(3.418)

$38.770	$37.050	$35.510		$27.070		$20.970

9.96%	4.72%	31.18%		29.09%		(34.74% )

$44,379	$28,303	$20,757		$15,971		$12,761
1.57%	1.62%	1.68%		1.68%		1.69%
1.67%	1.72%	1.79%		1.92%		1.82%
(0.06% )	(0.27% )	(0.26%	)	0.02%		—
(0.16% )	(0.37% )	(0.37%	)	(0.22%	)	(0.13% )
11%	29%	12%		19%		13%

29

Financial highlights
Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year Ended
11/30/12	11/30/11	11/30/10	11/30/09	11/30/08
$39.430	$37.590	$28.580	$22.170	$37.190

0.180	0.090	0.081	0.116	0.148
3.786	1.890	9.005	6.427	(11.750)
3.966	1.980	9.086	6.543	(11.602)

—	—	(0.076)	(0.133)	—
(1.806)	(0.140)	—	—	(3.418)
(1.806)	(0.140)	(0.076)	(0.133)	(3.418)

$41.590	$39.430	$37.590	$28.580	$22.170

10.49%	5.26%	31.85%	29.28%	(34.38% )

$348,533	$91,442	$48,996	$15,912	$13,920
1.07%	1.12%	1.18%	1.18%	1.19%
1.07%	1.12%	1.19%	1.32%	1.22%
0.44%	0.23%	0.24%	0.52%	0.50%
0.44%	0.23%	0.23%	0.38%	0.47%
11%	29%	12%	19%	13%

31

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2012

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small-Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

32

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (November 30, 2009 – November 30, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on November 30, 2012.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s

33

Notes to financial statements
Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended November 30, 2012.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2012.

The Fund may receive earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended November 30, 2012, the Fund earned $1,295 under this agreement.

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

Prior to March 29, 2012, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) did not exceed 1.20% of average daily net assets of the Fund. This expense waiver and reimbursement applied only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2012, the Fund was charged $37,009 for these services.

34

DSC is also the transfer agent and dividend disbursing agent of the Fund. The Fund pays DSC a monthly asset-based fee for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 29, 2013 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2012, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$565,308
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	21,024
Distribution fees payable to DDLP	183,136
Other expenses payable to DMC and affiliates*	44,083

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2012, the Fund was charged $20,190 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2012, DDLP earned $51,679 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2012, DDLP received gross CDSC commissions of $ 9, $ 666 and $ 2,286 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2012, the Fund made purchases of $417,156,555 and sales of $ 76,491,122 of investment securities other than short-term investments.

35

Notes to financial statements
Delaware Small Cap Value Fund

3. Investments (continued)

At November 30, 2012, the cost of investments for federal income tax purposes was $ 826,371,019. At November 30, 2012, the net unrealized appreciation was $ 151,432,305 of which $173,084,984 related to unrealized appreciation of investments and $21,652,679 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

36

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$942,590,562	$—	$—	$942,590,562
Short-Term Investments	—	34,748,160	—	34,748,160
Securities Lending Collateral	—	464,602	—	464,602
Total	$942,590,562	$35,212,762	$—	$977,803,324

The securities deemed worthless on the statement of net assets have been included as Level 3 securities within the fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

During the year ended November 30, 2012, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2012 and 2011 was as follows:

	Year Ended
	11/30/12	11/30/11
Ordinary income	$5,374,345	$4,694
Long-term capital gain	21,778,310	1,731,202
Total	$27,152,655	$1,735,896

5. Components of Net Assets on a Tax Basis

As of November 30, 2012, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$828,776,845
Undistributed ordinary income	1,017,323
Undistributed long-term capital gains	6,743,816
Unrealized appreciation	151,432,305
Net assets	$987,970,289

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Notes to financial statements
Delaware Small Cap Value Fund

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, net operating losses, and REIT adjustments. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2012, the Fund recorded the following reclassifications.

Accumulated net realized gain	$318,352
Undistributed net investment income	(318,352)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/12	11/30/11
Shares sold:
Class A	6,535,447	4,049,492
Class B	1,802	4,661
Class C	615,066	405,160
Class R	705,870	537,051
Institutional Class	7,453,049	2,431,608

Shares issued upon reinvestment of dividends and distributions:
Class A	481,148	29,398
Class B	14,997	1,587
Class C	83,166	5,962
Class R	39,131	2,208
Institutional Class	94,233	3,391
	16,023,909	7,470,518
Shares redeemed:
Class A	(3,787,414)	(2,503,903)
Class B	(125,780)	(155,015)
Class C	(357,385)	(379,274)
Class R	(364,034)	(359,999)
Institutional Class	(1,485,984)	(1,419,438)
	(6,120,597)	(4,817,629)
Net increase	9,903,312	2,652,889

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For the years ended November 30, 2012 and 2011, 54,036 Class B shares were converted to 47,127 Class A shares valued at $1,832,315 and 70,557 Class B shares were converted to 62,342 Class A shares valued at $ 2,357,536, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on November 13, 2012.

On November 13, 2012, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on November 12, 2013. The Fund had no amounts outstanding as of November 30, 2012 or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

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Notes to financial statements
Delaware Small Cap Value Fund

8. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At November 30, 2012, the value of the securities on loan was $813,812, for which cash collateral was received and invested in accordance with the Lending Agreement. At November 30, 2012, the value of invested collateral was $464,602. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

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9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2012. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2012 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V
and Shareholders of Delaware Small Cap Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania
January 15, 2013

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Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Board Consideration of Delaware Small Cap Value Fund investment advisory agreement

At a meeting held on August 21-23, 2012 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2012 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed

43

Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Board Consideration of Delaware Small Cap Value Fund investment advisory agreement (continued)

to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2012. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the ten-year period was in the second quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared

44

with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the

45

Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Board Consideration of Delaware Small Cap Value Fund investment advisory agreement (continued)

case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2012, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
80.21%	19.79%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
[1]Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Fund intends to designate up to a maximum percentage of 100% to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

For the fiscal year ended November 30, 2012, certain dividends paid by the Fund, have been determined to be interest related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. For the fiscal year ended November 30 2012, the Fund has designated maximum Qualified Short-Term Capital Gain distributions of $4,755,041.

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	71	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Private Investor	71	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

President	71	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities Holdings
(2005–2008)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Managing Director	71	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Private Investor	71	None
(2004–Present)

Chief Executive Officer —	71	Trust Manager — Camden
Banco Itaú Europa		Property Trust
International		(since August 2011)
(since April 2012)

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Vice President and Treasurer	71	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(January 2005–July 2012)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Founder	71	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
P/E Investments		(2003–2008)
(Hedge Fund)
(September 1996–Present)

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	71	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	71	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	71	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	71	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

55

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY	Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

56

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Thomas L. Bennett1
John A. Fry
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $67,800 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $58,402 for the fiscal year ended November 30, 2011.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment advisor and other service providers under common control with the advisor and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimus exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $12,640 for the fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,450 for the fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2011.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended November 30, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,867,923 and $5,228,766 for the registrant’s fiscal years ended November 30, 2012 and November 30, 2011, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® EQUITY FUNDS V

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 1, 2013

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2013